SEC File Nos.
            811-862
            2-14728


                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 72  (X)
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 31   (X)

                          THE GROWTH FUND OF AMERICA, INC.
                  (Exact name of registrant as specified in charter)
  P.O. Box 7650, One Market, Steuart Tower, San Francisco, California 94120
                 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, Including Area Code: (415) 421-9360

                                 Patrick F. Quan
                                    Secretary
                         The Growth Fund of America, Inc.
                     P.O. Box 7650, One Market, Steuart Tower
                          San Francisco, California 94120
                    (Name and address of agent for service)
                                    Copy to:
                           Robert E. Carlson, Esq.
                    Paul, Hastings, Janofsky & Walker, LLP
                           555 South Flower Street
                         Los Angeles, California 90071

                 Approximate date of proposed public offering:
                  [X] It is proposed that this filing will
                     become effective on March 15, 2001
                    pursuant to paragraph (b) of Rule 485.

                         The Growth Fund of America/(R)/

                                    Prospectus

         TABLE OF CONTENTS
-----------------------------------------------------
  1       Risk/Return Summary
-----------------------------------------------------
  4       Fees and Expenses of the Fund
-----------------------------------------------------
  5       Investment Objective, Strategies and Risks
-----------------------------------------------------
  8       Management and Organization
-----------------------------------------------------
10        Shareholder Information
-----------------------------------------------------
11        Choosing a Share Class
-----------------------------------------------------
13        Purchase and Exchange of Shares
-----------------------------------------------------
14        Sales Charges
-----------------------------------------------------
16        Sales Charge Reductions and Waivers
-----------------------------------------------------
17        Plans of Distribution
-----------------------------------------------------
18        How to Sell Shares
-----------------------------------------------------
19        Distributions and Taxes
-----------------------------------------------------
20        Financial Highlights
-----------------------------------------------------


                                 MARCH 15, 2001


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 RISK/RETURN SUMMARY

 The fund seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

 The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. An investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad. The values of equity securities owned by the fund may be affected by events specifically involving the companies issuing those securities.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.



                                     1
                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

 HISTORICAL INVESTMENT RESULTS

 The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.





                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
   (Results do not include a sales charge; if one were included, results would be lower.)
  [bar chart]
 1991   35.79%
 1992    7.40%
 1993   14.50%
 1994     .02%
 1995   29.80%
 1996   14.84%
 1997   26.86%
 1998   31.78%
 1999   45.70%
 2000    7.49%
 [end bar chart]



    The fund's highest/lowest quarterly results during this time period were:

        HIGHEST               27.17%  (quarter ended December 31, 1998)
        LOWEST                -9.49%  (quarter ended September 30, 1998)


                                     2
THE GROWTH FUND OF AMERICA / PROSPECTUS

 Unlike the bar chart on the previous page, the table below reflects the fund's results with the maximum initial or deferred sales charge imposed, as required by Securities and Exchange Commission rules. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

 Since the fund's Class B shares began investment operations on March 15, 2000 and Class C and F shares began investment operations on March 15, 2001, comparable results for those classes are not available for the 2000 calendar year.


 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000:
 ------------------------------------------------------------------------------
                                    ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
 Class A - began 12/1/73/1/
 (with the maximum sales charge       1.30%     23.16%     19.90%      17.79%
 imposed)
 ------------------------------------------------------------------------------
 S&P 500/2/                          -9.11%     18.29%     17.41%      14.19%
 ------------------------------------------------------------------------------
 Consumer Price Index/3/              3.39%      2.54%      2.66%       5.04%
 ------------------------------------------------------------------------------



 1 The lifetime figure is from December 1, 1973, when Capital Research and
  Management Company became investment adviser for the fund.
 2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 3 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.



                                     3
                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

 FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                        CLASS A     CLASS B   CLASS C    CLASS F
 ------------------------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases (as a           5.75%/1/  none      none       none
 percentage of offering price)
 ------------------------------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested                none      none      none       none
 dividends
 ------------------------------------------------------------------------------------------------
 Maximum deferred sales charge                            /none/2/   5.00%/3/  1.00%/4/   none
 ------------------------------------------------------------------------------------------------
 Redemption or exchange fees                               none      none      none       none
 ------------------------------------------------------------------------------------------------

 1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
 3 Deferred sales charges are reduced after 12 months and eliminated after six years.
 4 Deferred sales charge is eliminated after 12 months.

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                               CLASS A  CLASS B/1/  CLASS C/2/   CLASS F/2/
 -----------------------------------------------------------------------------------------------------------
 Management Fees                                                0.32%     0.32%       0.32%        0.32%
 -----------------------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees/3/                    0.25%     1.00%       1.00%        0.25%
 -----------------------------------------------------------------------------------------------------------
 Other Expenses                                                 0.13%     0.13%       0.20%        0.19%
 -----------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses                           0.70%     1.45%       1.52%        0.76%
 -----------------------------------------------------------------------------------------------------------


 1 Annualized.
 2 Based on estimated amounts for the current fiscal year.

 3 Class A and F 12b-1 fees may not exceed 0.25% and 0.50%, respectively, of the class' average net assets annually.

 EXAMPLE

 The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same as shown above. The "Class A" example reflects the maximum initial sales charge in the first year. The "Class B- and Class C-assuming redemption" examples reflect applicable contingent deferred sales charges through six years and one year, respectively (after which times they are eliminated). The examples do not include fees charged by financial intermediaries, typically applicable mainly to Class F shares. Both Class B examples reflect Class A expenses for years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions, your cumulative expenses would be:



                                             ONE YEAR         THREE YEARS         FIVE YEARS         TEN YEARS
 Class A                                       $642               $786               $942              $1,395
 ----------------------------------------------------------------------------------------------------------------------------------
 Class B - assuming redemption                 $648               $859               $992              $1,531
 -------------------------------------------------------------------------------------------------------------------
 Class B - assuming no redemption              $148               $459               $792              $1,531
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming redemption                 $255               $480               $829              $1,813
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming no redemption              $155               $480               $829              $1,813
 -------------------------------------------------------------------------------------------------------------------
 Class F - excludes intermediary fees/*/       $ 78               $243               $422              $  942
 -------------------------------------------------------------------------------------------------------------------
 *Fees charged by financial intermediaries are independent of fund expenses and will increase the overall cost of your investment.  Intermediary fees typically range from 0.50% to 3.00% of assets annually depending on services offered.





                                     4
THE GROWTH FUND OF AMERICA / PROSPECTUS

 INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

 The fund's investment objective is to provide you with growth of capital. It invests primarily in common stocks.

 The values of equity securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency and interest rate fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective, but it also would reduce the fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

 OTHER IMPORTANT INVESTMENT PRACTICES

 In addition to the principal investment strategies described above, the fund has other investment practices that are described here and in the statement of additional information.

 The fund may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and Canada, and not included in the Standard & Poor's 500 Composite Index. Investments outside the U.S. may be subject to certain risks.
  For example, the prices of non-U.S. securities can decline in response to currency fluctuations or political, social and economic instability.

 The fund may invest up to 10% of its assets in lower-quality debt securities (rated Ba and BB or below or unrated but determined to be of equivalent quality). The prices of debt securities fluctuate depending on such factors as changing interest rates, credit quality of the issuers and maturity. For example, their prices decline when interest rates rise and vice versa.

 Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. The values of lower quality and longer maturity bonds will be subject to greater price fluctuations than higher quality and shorter maturity bonds. The fund's investment adviser attempts to reduce these risks through diversification



                                     5
                                         THE GROWTH FUND OF AMERICA / PROSPECTUS
 of the portfolio and ongoing credit analysis of each issuer as well as by monitoring economic and legislative developments.

 ADDITIONAL INVESTMENT RESULTS

 Unlike the investment results table shown on an earlier page, the table below reflects the fund's results calculated without a sales charge.




 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000:
                                    ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
 Class A - began 12/1/73/1/           7.49%     24.63%     20.62%      18.05%
 (with no sales charge imposed)
 ------------------------------------------------------------------------------
 Lipper Capital Appreciation Fund   -12.93%     14.93%     15.99%      14.19%
 Index/2/
 ------------------------------------------------------------------------------
 Lipper Multi-Cap Growth Fund       -12.05%     18.41%     18.31%      14.84%
 Index/3/
 ------------------------------------------------------------------------------
 Lipper Multi-Cap Core Fund          -3.34%     16.08%     16.19%      13.46%
 Index/4/
 ------------------------------------------------------------------------------



 1 The lifetime figure is from December 1, 1973, when Capital Research and
  Management Company became investment adviser for the fund.
 2 The Lipper Capital Appreciation Fund Index is an equally weighted performance index that represents funds that aim for maximum capital appreciation. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges.
 3 The Lipper Multi-Cap Growth Fund Index is an equally weighted performance index that represents funds in a variety of market capitalization ranges. Multi-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges. .
 4 The Lipper Multi-Cap Core Fund Index is an equally weighted performance index that represents funds which, by portfolio practice, invest in a variety of market capitalization ranges. Multi-Cap Core Funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio when compared to the U.S. diversified multi-cap equity funds universe. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges.



                                     6
THE GROWTH FUND OF AMERICA / PROSPECTUS

 HOLDINGS BY INDUSTRY AS OF AUGUST 31, 2000

 [pie chart]
 Electronic Components 15.78%
 Health & Personal Care 12.63%
 Broadcasting & Publishing 11.81%
 Insurance 5.92%
 Data Processing & Reproduction 4.93%
 Other Industries 34.61%
 Cash & Cash Equivalents 14.32%
 [end pie chart]

                                                   PERCENT OF
 LARGEST EQUITY HOLDINGS AS OF AUGUST 31, 2000     NET ASSETS
 -------------------------------------------------------------
 Viacom                                              3.31%
 -------------------------------------------------------------
 Time Warner                                         2.90
 -------------------------------------------------------------
 PMC-Sierra                                          2.59
 -------------------------------------------------------------
 Texas Instruments                                   2.29
 -------------------------------------------------------------
 American International Group                        2.04
 -------------------------------------------------------------
 Pfizer                                              1.95
 -------------------------------------------------------------
 Corning                                             1.92
 -------------------------------------------------------------
 Micron Technology                                   1.75
 -------------------------------------------------------------
 Palm                                                1.71
 -------------------------------------------------------------
 Fannie Mae                                          1.52


 Because the fund is actively managed, its holdings will change from time to time.



                                     7
                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier under "Fees and Expenses of the Fund."

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The Growth Fund of America are:




 PORTFOLIO COUNSELOR/ FUND         COUNSELOR         PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)               SINCE           (OR AFFILIATE) AND INVESTMENT EXPERIENCE
 -----------------------------------------------------------------------------------------------------------
 JAMES F. ROTHENBERG             1981-1985 and       President and Director, Capital Research and Management
 Chairman of the Board           1994 - present      Company
                                 (3 years as a       Investment professional with Capital Research and
                             research professional   Management Company or affiliate since 1970
                                 for the fund)
                                                    --------------------------------------------------------
 ---------------------------------------------------
 JAMES E. DRASDO               1986 (9 years as a    Senior Vice President, Capital Research and Management
 President, Principal              research          Company
 Executive Officer and       professional for the    Investment professional since 1972 and with Capital
 Director                            fund)           Research and Management Company or affiliate since 1977

 -----------------------------------------------------------------------------------------------------------
 GORDON CRAWFORD              1991 (26 years as a    Senior Vice President and Director, Capital Research
 Senior Vice President             research          and Management Company
                             professional for the    Investment professional with Capital Research and
                                     fund)           Management Company or affiliate since 1971
 -----------------------------------------------------------------------------------------------------------
 DONALD D. O'NEAL              1994 (6 years as a    Senior Vice President, Capital Research and Management
 Senior Vice President             research          Company
                             professional for the    Investment professional with Capital Research and
                                     fund)           Management Company or affiliate since 1985
 -----------------------------------------------------------------------------------------------------------
 MICHAEL T. KERR              1998 (6 years as a     Senior Vice President, Capital Research Company
 Vice President                    research          Investment professional since 1983 and with Capital
                             professional for the    Research and Management Company or affiliate since 1985
                                     fund)
 -----------------------------------------------------------------------------------------------------------
 R. MICHAEL SHANAHAN                 1986            Chairman of the Board and Principal Executive Officer,
                                                     Capital Research and Management Company
                                                     Investment professional with Capital Research and
                                                     Management Company or affiliate since 1965
 -----------------------------------------------------------------------------------------------------------





                                     8
THE GROWTH FUND OF AMERICA / PROSPECTUS

 [This page is deliberately left blank for this filing.]




                                     9
                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773


 A MORE DETAILED DESCRIPTION OF POLICIES AND SERVICES IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION AND THE OWNER'S GUIDE SENT TO NEW AMERICAN FUNDS SHAREHOLDERS TITLED "WELCOME TO THE FAMILY." Both are available by writing or calling American Funds Service Company.



                                     10
THE GROWTH FUND OF AMERICA / PROSPECTUS

 CHOOSING A SHARE CLASS

 The fund offers four different classes of shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. WHEN YOU PURCHASE SHARES OF THE FUND, YOU MUST CHOOSE A SHARE CLASS. IF NONE IS CHOSEN, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.

 Shares of the fund may be purchased through various investment programs or accounts, including many types of retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

 Factors you should consider in choosing a class of shares include:

 . How long you expect to own the shares

 . How much you intend to invest

 . Total expenses associated with owning shares of each class

 . Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver)

 . Class B and C shares generally are not available to certain retirement plans, including employer-sponsored retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans

 .


 . Class F shares are generally only available to fee-based programs of investment firms and registered investment advisers that have special agreements with the fund's distributor

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.



                                     11
                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

 SUMMARY OF THE PRIMARY DIFFERENCES AMONG SHARE CLASSES



  CLASS A SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        up to 5.75% (reduced or eliminated for purchases
                              of $25,000 or more)
  Contingent deferred sales   none (except on certain redemptions on purchases
  charge                      of $1 million or more bought without an initial
                              sales charge)
  12b-1 fees                  up to 0.25% annually
  Dividends                   higher than other classes due to lower annual
                              expenses
  Purchase maximum            none
  Conversion                  none
  CLASS B SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   starts at 5.00% and declines each year until it
  charge                      reaches 0% after six years
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $100,000
  Conversion                  automatic conversion to Class A shares after
                              eight years, reducing future annual expenses
  CLASS C SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   1.00% if shares are sold within one year after
  charge                      being purchased
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $500,000
  Conversion                  automatic conversion to Class F shares after ten
                              years, reducing future annual expenses
  CLASS F SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   none
  charge
  12b-1 fees                  currently 0.25% annually (may not exceed 0.50%
                              annually)
  Dividends                   higher than Class B and C shares due to lower
                              distribution fees, but typically lower than Class
                              A shares due to higher other expenses
  Purchase maximum            none
  Conversion                  none
 ------------------------------------------------------------------------------




                                     12
THE GROWTH FUND OF AMERICA / PROSPECTUS

 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE OF CLASS A, B AND C SHARES

 Generally, you may open an account and purchase Class A, B and C shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares in various ways, including through your investment dealer and by mail, telephone, the Internet and bank wire.

 PURCHASE OF CLASS F SHARES

 Generally, you may only open an account and purchase Class F shares through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. These firms and advisers typically charge ongoing fees for services they provide.

 EXCHANGE

 Generally, you may exchange your shares into shares of the same class of other funds in The American Funds Group without a sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON, INCLUDING PURCHASES WHICH ARE PART OF EXCHANGE ACTIVITY THAT COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND.


 PURCHASE MINIMUMS FOR ALL CLASSES OF SHARES
 To establish an account (including retirement plan accounts)   $    250
   For a retirement plan account through payroll deduction      $     25
 To add to an account                                           $     50
   For a retirement plan account through payroll deduction      $     25
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS B SHARES                            $100,000
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS C SHARES                            $500,000
 ------------------------------------------------------------------------




                                     13
                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. The fund has adopted procedures to make "fair value" determinations when reliable market prices for particular securities are not available.

 Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

 SALES CHARGES

 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below.



                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $25,000                5.75%            6.10%            5.00%
 ------------------------------------------------------------------------------
 $25,000 but less than            5.00%            5.26%            4.25%
 $50,000
 ------------------------------------------------------------------------------
 $50,000 but less than            4.50%            4.71%            3.75%
 $100,000
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1        1.50%            1.52%            1.20%
 million
 ------------------------------------------------------------------------------
 $1 million or more and
 certain other investments        none             none             none
 described below
 ------------------------------------------------------------------------------



 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 INVESTMENTS OF $1 MILLION OR MORE MAY BE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE IF SHARES ARE SOLD WITHIN ONE YEAR OF PURCHASE.
  Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or


                                     14
THE GROWTH FUND OF AMERICA / PROSPECTUS
 foundations with $50 million or more in assets, and investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plan of Distribution (see below).

 CLASS B AND C

 Class B and C shares are sold without any initial sales charge. American Funds Distributors pays 4% of the amount invested to dealers who sell Class B shares and 1% to dealers who sell Class C shares.

 For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase. For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of purchase, as shown in the table below.


 CLASS B SHARES SOLD WITHIN YEAR           1    2    3    4    5     6
 ------------------------------------------------------------------------
 CONTINGENT DEFERRED SALES CHARGE          5%   4%   4%   3%   2%    1%



 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B and C Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first and then shares that you have owned the longest.

 CONVERSION OF CLASS B AND C SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should their position change, shareholders would still have the option of converting but may face certain tax consequences.



                                     15
                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B or C contingent deferred sales charge.

 REDUCING YOUR CLASS A SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or, for instance:

 . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

 . solely controlled business accounts.

 . single-participant retirement plans.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of any class of shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in any class of shares of the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to combine all non-money market fund purchases of all share classes, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.



                                     16
THE GROWTH FUND OF AMERICA / PROSPECTUS

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B AND C SHARES

 The contingent deferred sales charge on Class B and C shares may be waived in the following cases:

 . when receiving payments through systematic withdrawal plans (up to 12% of the value of each fund account);

 . when receiving required minimum distributions from retirement accounts upon reaching age 70 1/2; or

 . for redemptions due to death or post-purchase disability of the shareholder.


 PLANS OF DISTRIBUTION

 The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class B and C shares, and up to 0.50% for Class F shares. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

 The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.



                                     17
                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

 THROUGH YOUR DEALER OR FINANCIAL ADVISER (CERTAIN CHARGES MAY APPLY)

 . Shares held for you in your dealer's name must be sold through the dealer.

 . Class F shares must be sold through your dealer or financial adviser.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

 . American Funds Service Company reserves the right to require signature guarantee(s) on any redemptions.

 . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

 . Redemptions by telephone, fax, or computer (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

 . Checks must be made payable to the registered shareholder.

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.



                                     18
THE GROWTH FUND OF AMERICA / PROSPECTUS

 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund intends to distribute dividends to you, usually in December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other American Fund, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.


 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see your tax adviser for further information.



                                     19
                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

FINANCIAL HIGHLIGHTS/1/

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A and B shares. A similar table will be shown for Class C and F shares beginning with the fund's 2001 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.



                                       Net gains/(losses) on
              Net asset                     securities                    Dividends
                value,        Net         (both realized      Total from  (from net   Distributions                   Net asset
Years ended  beginning of  investment           and           investment  investment  (from capital      Total      value, end of
 August 31       year        income         unrealized)       operations   income)       gains)      distributions      year
-----------------------------------------------------------------------------------------------------------------------------------
 CLASS A:
   2000         $26.20       $.18/2/          $12.77/2/         $12.95      $(.04)       $(3.20)        $(3.24)        $35.91
   1999          17.95        .07              10.48             10.55       (.09)        (2.21)         (2.30)         26.20
   1998          20.14        .10               (.10)              .00       (.13)        (2.06)         (2.19)         17.95
   1997          15.39        .13               5.59              5.72       (.11)         (.86)          (.97)         20.14
   1996          16.55        .13               (.01)              .12       (.14)        (1.14)         (1.28)         15.39
 CLASS B:
   2000          32.44       -                  3.35              3.35       -             -              -             35.79

                                           Ratio of     Ratio of
                            Net assets,   expenses to   income to
Years ended                 end of year   average net  average net     Portfolio
 August 31   Total return  (in millions)    assets       assets      turnover rate
-----------------------------------------------------------------------------------
 CLASS A:
   2000         53.51%        $40,671         .70%         .58%         46.53%/4/
   1999         61.26          20,673         .70          .28          45.61
   1998          (.24)         11,798         .70          .48          38.84
   1997         38.54          11,646         .72          .73          34.10
   1996           .90           8,511         .74          .82          27.95
 CLASS B:
   2000         10.33             424        1.45/3/      -             46.53/4/



1 The years 1996 through 2000 represent, for Class A shares, fiscal years ended
 August 31. The period ended 2000 represents, for Class B shares, the 169-day period ended August 31, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

2 Based on average shares outstanding.

3 Annualized

4 Represents portfolio turnover rate (equivalent for all share classes) for the year ended August 31, 2000.





                                     20
THE GROWTH FUND OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 NOTES



                                     21
                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                            *     *     *     *     *

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

 The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

 If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at P.O. Box 7650, San Francisco, California 94120.
Investment Company File No. 811-862
                                                       Printed on recycled paper


                                                             GFA-010-0301/MC

THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Patrick F. Quan
Patrick F. Quan
Secretary

                         The Growth Fund of America/(R)/

                                   Prospectus

         TABLE OF CONTENTS
-----------------------------------------------------
  1       Risk/Return Summary
-----------------------------------------------------
  4       Fees and Expenses of the Fund
-----------------------------------------------------
  5       Investment Objective, Strategies and Risks
-----------------------------------------------------
  8       Management and Organization
-----------------------------------------------------
10        Shareholder Information
-----------------------------------------------------
11        Choosing a Share Class
-----------------------------------------------------
13        Purchase and Exchange of Shares
-----------------------------------------------------
14        Sales Charges
-----------------------------------------------------
16        Sales Charge Reductions and Waivers
-----------------------------------------------------
17        Plans of Distribution
-----------------------------------------------------
18        How to Sell Shares
-----------------------------------------------------
19        Distributions and Taxes
-----------------------------------------------------
20        Financial Highlights
-----------------------------------------------------

                                 MARCH 15, 2001


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 RISK/RETURN SUMMARY

 The fund seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

 The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. An investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad. The values of equity securities owned by the fund may be affected by events specifically involving the companies issuing those securities.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

 HISTORICAL INVESTMENT RESULTS

 The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
   (Results do not include a sales charge; if one were included, results would be lower.)
 [bar chart]
 1991   35.79%
 1992    7.40%
 1993   14.50%
 1994     .02%
 1995   29.80%
 1996   14.84%
 1997   26.86%
 1998   31.78%
 1999   45.70%
 2000    7.49%
 [end bar chart]


    The fund's highest/lowest quarterly results during this time period were:

        HIGHEST            27.17%  (quarter ended December 31, 1998)
        LOWEST             -9.49%  (quarter ended September 30, 1998)

THE GROWTH FUND OF AMERICA / PROSPECTUS

 Unlike the bar chart on the previous page, the table below reflects the fund's results with the maximum initial or deferred sales charge imposed, as required by Securities and Exchange Commission rules. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

 Since the fund's Class B shares began investment operations on March 15, 2000 and Class C and F shares began investment operations on March 15, 2001, comparable results for those classes are not available for the 2000 calendar year.

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000:
 ------------------------------------------------------------------------------
                                    ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
 Class A - began 12/1/73/1/
 (with the maximum sales charge       1.30%     23.16%     19.90%      17.79%
 imposed)
 ------------------------------------------------------------------------------
 S&P 500/2/                          -9.11%     18.29%     17.41%      14.19%
 ------------------------------------------------------------------------------
 Consumer Price Index/3/              3.39%      2.54%      2.66%       5.04%
 ------------------------------------------------------------------------------


 1 The lifetime figure is from December 1, 1973, when Capital Research and
  Management Company became investment adviser for the fund.
 2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 3 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

 FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        CLASS A     CLASS B   CLASS C    CLASS F
 ------------------------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases (as a           5.75%/1/  none      none       none
 percentage of offering price)
 ------------------------------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested                none      none      none       none
 dividends
 ------------------------------------------------------------------------------------------------
 Maximum deferred sales charge                            /none/2/   5.00%/3/  1.00%/4/   none
 ------------------------------------------------------------------------------------------------
 Redemption or exchange fees                               none      none      none       none
 ------------------------------------------------------------------------------------------------

 1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
 3 Deferred sales charges are reduced after 12 months and eliminated after six years.
 4 Deferred sales charge is eliminated after 12 months.

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                           CLASS A  CLASS B/1/  CLASS C/2/   CLASS F/2/
 -------------------------------------------------------------------------------------------------------
 Management Fees                                            0.32%     0.32%       0.32%        0.32%
 -------------------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees/3/                0.25%     1.00%       1.00%        0.25%
 -------------------------------------------------------------------------------------------------------
 Other Expenses                                             0.13%     0.13%       0.20%        0.19%
 -------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses                       0.70%     1.45%       1.52%        0.76%
 -------------------------------------------------------------------------------------------------------

 1 Annualized.
 2 Based on estimated amounts for the current fiscal year.
 3 Class A and F 12b-1 fees may not exceed 0.25% and 0.50%, respectively, of the class' average net assets annually.

 EXAMPLE

 The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same as shown above. The "Class A" example reflects the maximum initial sales charge in the first year. The "Class B- and Class C-assuming redemption" examples reflect applicable contingent deferred sales charges through six years and one year, respectively (after which times they are eliminated). The examples do not include fees charged by financial intermediaries, typically applicable mainly to Class F shares. Both Class B examples reflect Class A expenses for years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions, your cumulative expenses would be:

                                             ONE YEAR         THREE YEARS         FIVE YEARS         TEN YEARS
 Class A                                       $642               $786               $942              $1,395
 ----------------------------------------------------------------------------------------------------------------------------------
 Class B - assuming redemption                 $648               $859               $992              $1,531
 -------------------------------------------------------------------------------------------------------------------
 Class B - assuming no redemption              $148               $459               $792              $1,531
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming redemption                 $255               $480               $829              $1,813
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming no redemption              $155               $480               $829              $1,813
 -------------------------------------------------------------------------------------------------------------------
 Class F - excludes intermediary fees/*/       $ 78               $243               $422              $  942
 -------------------------------------------------------------------------------------------------------------------
 *Fees charged by financial intermediaries are independent of fund expenses and will increase the overall cost of your investment.  Intermediary fees typically range from 0.50% to 3.00% of assets annually depending on services offered.

THE GROWTH FUND OF AMERICA / PROSPECTUS

 INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

 The fund's investment objective is to provide you with growth of capital. It invests primarily in common stocks.

 The values of equity securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency and interest rate fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective, but it also would reduce the fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

 OTHER IMPORTANT INVESTMENT PRACTICES

 In addition to the principal investment strategies described above, the fund has other investment practices that are described here and in the statement of additional information.

 The fund may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and Canada, and not included in the Standard & Poor's 500 Composite Index. Investments outside the U.S. may be subject to certain risks.
  For example, the prices of non-U.S. securities can decline in response to currency fluctuations or political, social and economic instability.

 The fund may invest up to 10% of its assets in lower-quality debt securities (rated Ba and BB or below or unrated but determined to be of equivalent quality). The prices of debt securities fluctuate depending on such factors as changing interest rates, credit quality of the issuers and maturity. For example, their prices decline when interest rates rise and vice versa.

 Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. The values of lower quality and longer maturity bonds will be subject to greater price fluctuations than higher quality and shorter maturity bonds. The fund's investment adviser attempts to reduce these risks through diversification

                                         THE GROWTH FUND OF AMERICA / PROSPECTUS
 of the portfolio and ongoing credit analysis of each issuer as well as by monitoring economic and legislative developments.

 ADDITIONAL INVESTMENT RESULTS

 Unlike the investment results table shown on an earlier page, the table below reflects the fund's results calculated without a sales charge.


 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000:
                                    ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
 Class A - began 12/1/73/1/           7.49%     24.63%     20.62%      18.05%
 (with no sales charge imposed)
 ------------------------------------------------------------------------------
 Lipper Capital Appreciation Fund   -12.93%     14.93%     15.99%      14.19%
 Index/2/
 ------------------------------------------------------------------------------
 Lipper Multi-Cap Growth Fund       -12.05%     18.41%     18.31%      14.84%
 Index/3/
 ------------------------------------------------------------------------------
 Lipper Multi-Cap Core Fund          -3.34%     16.08%     16.19%      13.46%
 Index/4/
 ------------------------------------------------------------------------------


 1 The lifetime figure is from December 1, 1973, when Capital Research and
  Management Company became investment adviser for the fund.
 2 The Lipper Capital Appreciation Fund Index is an equally weighted performance index that represents funds that aim for maximum capital appreciation. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges.
 3 The Lipper Multi-Cap Growth Fund Index is an equally weighted performance index that represents funds in a variety of market capitalization ranges. Multi-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges. .
 4 The Lipper Multi-Cap Core Fund Index is an equally weighted performance index that represents funds which, by portfolio practice, invest in a variety of market capitalization ranges. Multi-Cap Core Funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio when compared to the U.S. diversified multi-cap equity funds universe. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges.

THE GROWTH FUND OF AMERICA / PROSPECTUS

 HOLDINGS BY INDUSTRY AS OF AUGUST 31, 2000

 [pie chart]
 Electronic Components 15.78%
 Health & Personal Care 12.63%
 Broadcasting & Publishing 11.81%
 Insurance 5.92%
 Data Processing & Reproduction 4.93%
 Other Industries 34.61%
 Cash & Cash Equivalents 14.32%
 [end pie chart]


                                                   PERCENT OF
 LARGEST EQUITY HOLDINGS AS OF AUGUST 31, 2000     NET ASSETS
 -------------------------------------------------------------
 Viacom                                              3.31%
 -------------------------------------------------------------
 Time Warner                                         2.90
 -------------------------------------------------------------
 PMC-Sierra                                          2.59
 -------------------------------------------------------------
 Texas Instruments                                   2.29
 -------------------------------------------------------------
 American International Group                        2.04
 -------------------------------------------------------------
 Pfizer                                              1.95
 -------------------------------------------------------------
 Corning                                             1.92
 -------------------------------------------------------------
 Micron Technology                                   1.75
 -------------------------------------------------------------
 Palm                                                1.71
 -------------------------------------------------------------
 Fannie Mae                                          1.52


 Because the fund is actively managed, its holdings will change from time to time.

                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier under "Fees and Expenses of the Fund."

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The Growth Fund of America are:


 PORTFOLIO COUNSELOR/ FUND         COUNSELOR         PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)               SINCE           (OR AFFILIATE) AND INVESTMENT EXPERIENCE
 -----------------------------------------------------------------------------------------------------------
 JAMES F. ROTHENBERG             1981-1985 and       President and Director, Capital Research and Management
 Chairman of the Board           1994 - present      Company
                                 (3 years as a       Investment professional with Capital Research and
                             research professional   Management Company or affiliate since 1970
                                 for the fund)
                                                    --------------------------------------------------------
 ---------------------------------------------------
 JAMES E. DRASDO               1986 (9 years as a    Senior Vice President, Capital Research and Management
 President, Principal              research          Company
 Executive Officer and       professional for the    Investment professional since 1972 and with Capital
 Director                            fund)           Research and Management Company or affiliate since 1977

 -----------------------------------------------------------------------------------------------------------
 GORDON CRAWFORD              1991 (26 years as a    Senior Vice President and Director, Capital Research
 Senior Vice President             research          and Management Company
                             professional for the    Investment professional with Capital Research and
                                     fund)           Management Company or affiliate since 1971
 -----------------------------------------------------------------------------------------------------------
 DONALD D. O'NEAL              1994 (6 years as a    Senior Vice President, Capital Research and Management
 Senior Vice President             research          Company
                             professional for the    Investment professional with Capital Research and
                                     fund)           Management Company or affiliate since 1985
 -----------------------------------------------------------------------------------------------------------
 MICHAEL T. KERR              1998 (6 years as a     Senior Vice President, Capital Research Company
 Vice President                    research          Investment professional since 1983 and with Capital
                             professional for the    Research and Management Company or affiliate since 1985
                                     fund)
 -----------------------------------------------------------------------------------------------------------
 R. MICHAEL SHANAHAN                 1986            Chairman of the Board and Principal Executive Officer,
                                                     Capital Research and Management Company
                                                     Investment professional with Capital Research and
                                                     Management Company or affiliate since 1965
 -----------------------------------------------------------------------------------------------------------

THE GROWTH FUND OF AMERICA / PROSPECTUS

 [This page is deliberately left blank for this filing.]

                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773



 A MORE DETAILED DESCRIPTION OF POLICIES AND SERVICES IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION AND THE OWNER'S GUIDE SENT TO NEW AMERICAN FUNDS SHAREHOLDERS TITLED "WELCOME TO THE FAMILY." Both are available by writing or calling American Funds Service Company.

THE GROWTH FUND OF AMERICA / PROSPECTUS

 CHOOSING A SHARE CLASS

 The fund offers four different classes of shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. WHEN YOU PURCHASE SHARES OF THE FUND, YOU MUST CHOOSE A SHARE CLASS. IF NONE IS CHOSEN, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.

 Shares of the fund may be purchased through various investment programs or accounts, including many types of retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

 Factors you should consider in choosing a class of shares include:

 . How long you expect to own the shares

 . How much you intend to invest

 . Total expenses associated with owning shares of each class

 . Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver)

 . Class B and C shares generally are not available to certain retirement plans, including employer-sponsored retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans

 . Class F shares are generally only available to fee-based programs of investment firms and registered investment advisers that have special agreements with the fund's distributor

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

 SUMMARY OF THE PRIMARY DIFFERENCES AMONG SHARE CLASSES

  CLASS A SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        up to 5.75% (reduced or eliminated for purchases
                              of $25,000 or more)
  Contingent deferred sales   none (except on certain redemptions on purchases
  charge                      of $1 million or more bought without an initial
                              sales charge)
  12b-1 fees                  up to 0.25% annually
  Dividends                   higher than other classes due to lower annual
                              expenses
  Purchase maximum            none
  Conversion                  none
  CLASS B SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   starts at 5.00% and declines each year until it
  charge                      reaches 0% after six years
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $100,000
  Conversion                  automatic conversion to Class A shares after
                              eight years, reducing future annual expenses
  CLASS C SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   1.00% if shares are sold within one year after
  charge                      being purchased
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $500,000
  Conversion                  automatic conversion to Class F shares after ten
                              years, reducing future annual expenses
  CLASS F SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   none
  charge
  12b-1 fees                  currently 0.25% annually (may not exceed 0.50%
                              annually)
  Dividends                   higher than Class B and C shares due to lower
                              distribution fees, but typically lower than Class
                              A shares due to higher other expenses
  Purchase maximum            none
  Conversion                  none
 ------------------------------------------------------------------------------

THE GROWTH FUND OF AMERICA / PROSPECTUS

 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE OF CLASS A, B AND C SHARES

 Generally, you may open an account and purchase Class A, B and C shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares in various ways, including through your investment dealer and by mail, telephone, the Internet and bank wire.

 PURCHASE OF CLASS F SHARES

 Generally, you may only open an account and purchase Class F shares through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. These firms and advisers typically charge ongoing fees for services they provide.

 EXCHANGE

 Generally, you may exchange your shares into shares of the same class of other funds in The American Funds Group without a sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON, INCLUDING PURCHASES WHICH ARE PART OF EXCHANGE ACTIVITY THAT COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND.


 PURCHASE MINIMUMS FOR ALL CLASSES OF SHARES
 To establish an account (including retirement plan accounts)   $    250
   For a retirement plan account through payroll deduction      $     25
 To add to an account                                           $     50
   For a retirement plan account through payroll deduction      $     25
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS B SHARES                            $100,000
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS C SHARES                            $500,000
 ------------------------------------------------------------------------

                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. The fund has adopted procedures to make "fair value" determinations when reliable market prices for particular securities are not available.

 Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

 SALES CHARGES

 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below.


                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $25,000                5.75%            6.10%            5.00%
 ------------------------------------------------------------------------------
 $25,000 but less than            5.00%            5.26%            4.25%
 $50,000
 ------------------------------------------------------------------------------
 $50,000 but less than            4.50%            4.71%            3.75%
 $100,000
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1        1.50%            1.52%            1.20%
 million
 ------------------------------------------------------------------------------
 $1 million or more and
 certain other investments        none             none             none
 described below
 ------------------------------------------------------------------------------


 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 INVESTMENTS OF $1 MILLION OR MORE MAY BE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE IF SHARES ARE SOLD WITHIN ONE YEAR OF PURCHASE.
  Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or

THE GROWTH FUND OF AMERICA / PROSPECTUS
 foundations with $50 million or more in assets, and investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plan of Distribution (see below).

 CLASS B AND C

 Class B and C shares are sold without any initial sales charge. American Funds Distributors pays 4% of the amount invested to dealers who sell Class B shares and 1% to dealers who sell Class C shares.

 For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase. For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of purchase, as shown in the table below.

 CLASS B SHARES SOLD WITHIN YEAR       1    2    3    4    5     6
 --------------------------------------------------------------------
 CONTINGENT DEFERRED SALES CHARGE      5%   4%   4%   3%   2%    1%


 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B and C Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first and then shares that you have owned the longest.

 CONVERSION OF CLASS B AND C SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should their position change, shareholders would still have the option of converting but may face certain tax consequences.

                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B or C contingent deferred sales charge.

 REDUCING YOUR CLASS A SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or, for instance:

 . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

 . solely controlled business accounts.

 . single-participant retirement plans.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of any class of shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in any class of shares of the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to combine all non-money market fund purchases of all share classes, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

THE GROWTH FUND OF AMERICA / PROSPECTUS

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B AND C SHARES

 The contingent deferred sales charge on Class B and C shares may be waived in the following cases:

 . when receiving payments through systematic withdrawal plans (up to 12% of the value of each fund account);

 . when receiving required minimum distributions from retirement accounts upon reaching age 70 1/2; or

 . for redemptions due to death or post-purchase disability of the shareholder.

 PLANS OF DISTRIBUTION

 The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class B and C shares, and up to 0.50% for Class F shares. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

 The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

 THROUGH YOUR DEALER OR FINANCIAL ADVISER (CERTAIN CHARGES MAY APPLY)

 . Shares held for you in your dealer's name must be sold through the dealer.

 . Class F shares must be sold through your dealer or financial adviser.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

 . American Funds Service Company reserves the right to require signature guarantee(s) on any redemptions.

 . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

 . Redemptions by telephone, fax, or computer (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

 . Checks must be made payable to the registered shareholder.

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

THE GROWTH FUND OF AMERICA / PROSPECTUS

 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund intends to distribute dividends to you, usually in December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other American Fund, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see your tax adviser for further information.

                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

FINANCIAL HIGHLIGHTS/1/

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A and B shares. A similar table will be shown for Class C and F shares beginning with the fund's 2001 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                       Net gains/(losses) on
              Net asset                     securities                    Dividends
                value,        Net         (both realized      Total from  (from net   Distributions                   Net asset
Years ended  beginning of  investment           and           investment  investment  (from capital      Total      value, end of
 August 31       year        income         unrealized)       operations   income)       gains)      distributions      year
-----------------------------------------------------------------------------------------------------------------------------------
 CLASS A:
   2000         $26.20       $.18/2/          $12.77/2/         $12.95      $(.04)       $(3.20)        $(3.24)        $35.91
   1999          17.95        .07              10.48             10.55       (.09)        (2.21)         (2.30)         26.20
   1998          20.14        .10               (.10)              .00       (.13)        (2.06)         (2.19)         17.95
   1997          15.39        .13               5.59              5.72       (.11)         (.86)          (.97)         20.14
   1996          16.55        .13               (.01)              .12       (.14)        (1.14)         (1.28)         15.39
 CLASS B:
   2000          32.44       -                  3.35              3.35       -             -              -             35.79

                                           Ratio of     Ratio of
                            Net assets,   expenses to   income to
Years ended                 end of year   average net  average net     Portfolio
 August 31   Total return  (in millions)    assets       assets      turnover rate
-----------------------------------------------------------------------------------
 CLASS A:
   2000         53.51%        $40,671         .70%         .58%         46.53%/4/
   1999         61.26          20,673         .70          .28          45.61
   1998          (.24)         11,798         .70          .48          38.84
   1997         38.54          11,646         .72          .73          34.10
   1996           .90           8,511         .74          .82          27.95
 CLASS B:
   2000         10.33             424        1.45/3/      -             46.53/4/


1 The years 1996 through 2000 represent, for Class A shares, fiscal years ended
 August 31. The period ended 2000 represents, for Class B shares, the 169-day period ended August 31, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

2 Based on average shares outstanding.

3 Annualized

4 Represents portfolio turnover rate (equivalent for all share classes) for the year ended August 31, 2000.

THE GROWTH FUND OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 NOTES

                                         THE GROWTH FUND OF AMERICA / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                            *     *     *     *     *

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

 The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

 If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at P.O. Box 7650, San Francisco, California 94120.
 Investment Company File No. 811-862
                                                       Printed on recycled paper
                                                                 GFA-010-0301/MC

                        THE GROWTH FUND OF AMERICA, INC.

                                     Part B
                      Statement of Additional Information

                                 March 15, 2001


This document is not a prospectus but should be read in conjunction with the current prospectus of The Growth Fund of America (the "fund" or "GFA") dated March 15, 2001. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                        The Growth Fund of America, Inc.
                              Attention: Secretary
                                   One Market
                            Steuart Tower, Suite 1800
                         San Francisco, California 94105
                                 (415) 421-9360

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS



Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        6
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .        7
Fund Directors and Other Officers . . . . . . . . . . . . . . . . .        8
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       16
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       21
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       23
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       26
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       29
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       31
Shareholder Account Services and Privileges . . . . . . . . . . . .       33
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       35
General Information . . . . . . . . . . . . . . . . . . . . . . . .       36
Class A Share Investment Results and Related Statistics . . . . . .       37
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       39
Financial Statements





                      The Growth Fund of America - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


OBJECTIVE

 .    The fund will invest at least 65% of its assets in securities of companies that appear to offer superior opportunities for growth of capital.

DEBT SECURITIES

 .    The fund may invest up to 10% of its assets in straight debt securities rated Ba by Moody's Investors Service, Inc. and BB by Standard & Poor's Corporation or below or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

 .    The fund may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and Canada and not included in the S&P 500 Composite Index.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall markets for these securities. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $1.5 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.


                      The Growth Fund of America - Page 2

DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and vice versa.


Lower rated bonds, rated Ba or below by S&P and BB or below by Moody's or unrated but considered to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to lower rated bonds are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated bonds.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


WARRANTS AND RIGHTS - The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


                      The Growth Fund of America - Page 3

INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures that have been adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities


                      The Growth Fund of America - Page 4
beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes. There is no current intent to engage in this investment practice over the next 12 months.


                      The Growth Fund of America - Page 5

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


The fund may not:


1. Purchase the securities of any issuer, except the U.S. Government or any subdivision thereof, if upon such purchase more than 5% of the value of its total assets would consist of securities of such issuer.

2. Purchase the securities of companies in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if thereafter 25% or more of the value of its total assets would consist of securities issued by companies in that industry.

3. Purchase more than 10% of the voting or non-voting securities of any one issuer.

4. Invest more than 15% of the value of its assets in securities that are illiquid.

5.   Purchase securities on margin.

6. Purchase or sell any real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7. Make loans to anyone (the purchase of a portion of an issue of bonds, debentures or other securities, whether or not on the original issue of such securities, is not to be considered the making of a loan).

8. Borrow more than an amount equal to 5% of the value of its total assets, determined immediately after the time of the borrowing, and then only from banks, as a temporary measure for extraordinary or emergency purposes.

9. Invest in the securities of any issuer for the purpose of exercising control or management.

10.  Deal in commodities or commodity contracts.

11.  Act as underwriter of securities issued by other persons.


                      The Growth Fund of America - Page 6

For purposes of Investment Restriction #4, the fund will not invest more than 15% of its net assets in illiquid securities. Furthermore, Investment Restriction #10 does not prevent the fund from engaging in transactions involving forward currency contracts.


NON-FUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval.


1. The fund does not currently intend to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

2. The fund may not invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on 1958 and reorganized as a Maryland corporation on September 22, 1983.


All fund operations are supervised by the fund's Board of Directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has four classes of shares - Class A, B, C and F. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Class A, B, C and F shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                      The Growth Fund of America - Page 7

                          FUND DIRECTORS AND OFFICERS

                      Directors and Director Compensation



                                                                                                 AGGREGATE
                                                                                                COMPENSATION
                                                                                                 (INCLUDING
                                                                                                VOLUNTARILY
                                                                                                  DEFERRED
                                                                                              COMPENSATION/1/)
                                                                                               FROM THE FUND
                                     POSITION                                                DURING FISCAL YEAR
                                       WITH             PRINCIPAL OCCUPATION(S) DURING             ENDED
     NAME, ADDRESS AND AGE          REGISTRANT                   PAST 5 YEARS                 AUGUST 31, 2000
-----------------------------------------------------------------------------------------------------------------
 Guilford C. Babcock              Director          Associate Professor of Finance, School        $ 18,500
 1500 Park Place                                    of Business Administration, University
 San Marino, CA 91108                               of Southern California
 Age: 69
-----------------------------------------------------------------------------------------------------------------
 + James E. Drasdo                President, PEO    Senior Vice President, Capital                 None/4/
 333 South Hope Street            and Director      Research and Management Company
 Los Angeles, CA  90071
 Age:  55
-----------------------------------------------------------------------------------------------------------------
 Robert A. Fox                    Director          Managing General Partner, Fox                 $19,929/3/
 2110 Waverley Street                               Investments LP; Professor and
 Palo Alto, CA 94301                                Executive in Residence, University of
 Age: 63                                            California, Davis; former President
                                                    and Chief Executive Officer, Foster
                                                    Farms
-----------------------------------------------------------------------------------------------------------------
 Roberta L. Hazard                Director          Consultant; Rear Admiral, United              $ 21,750
 1419 Audmar Drive                                  States Navy (Retired)
 McLean, VA 22101
  Age: 66
-----------------------------------------------------------------------------------------------------------------
 Leonade D. Jones                 Director          Co-Founder and Adviser, VentureThink          $22,000/3/
 1536 Los Montes Drive                              LLC and Versura Inc.; former
 Burlingame, CA 94010                               Treasurer, The Washington Post Company
  Age: 53
-----------------------------------------------------------------------------------------------------------------
 John G. McDonald                 Director          The IBJ Professor of Finance, Graduate        $25,375/3/
 Graduate School of Business                        School of Business, Stanford
 Stanford University                                University
 Stanford, CA 94305
  Age: 63
-----------------------------------------------------------------------------------------------------------------
 Gail L. Neale                    Director          President, The Lovejoy Consulting             $ 25,250
 The Lovejoy Consulting Group,                      Group, Inc.; former Executive Vice
 Inc.                                               President, Salzburg Seminar
 154 Prospect Parkway
 Burlington, VT 05401
 Age: 66
-----------------------------------------------------------------------------------------------------------------
 Henry E. Riggs                   Director          President, Keck Graduate Institute of         $23,250/3/
 Keck Graduate Institute of                         Applied Life Sciences; former
 Applied Life Science                               President and Professor of
 535 Watson Drive                                   Engineering, Harvey Mudd College
 Claremont, CA 91711
 Age: 66
-----------------------------------------------------------------------------------------------------------------
 + James F. Rothenberg            Chairman          President and Director, Capital                None/4/
 333 South Hope Street            of the Board      Research and Management Company
 Los Angeles, CA 90071
 Age: 54
-----------------------------------------------------------------------------------------------------------------
 Patricia K. Woolf                Director          Private investor; Lecturer, Department        $ 23,500
 506 Quaker Road                                    of Molecular Biology, Princeton
 Princeton, NJ 08540                                University; Corporate Director
 Age: 66
-----------------------------------------------------------------------------------------------------------------

                                      TOTAL COMPENSATION
                                    (INCLUDING VOLUNTARILY
                                           DEFERRED
                                     COMPENSATION/1/) FROM      TOTAL NUMBER
                                     ALL FUNDS MANAGED BY         OF FUND
                                     CAPITAL RESEARCH AND          BOARDS
                                      MANAGEMENT COMPANY          ON WHICH
                                 OR ITS AFFILIATES/2/ FOR THE     DIRECTOR
     NAME, ADDRESS AND AGE        YEAR ENDED AUGUST 31, 2000     SERVES/2/
-----------------------------------------------------------------------------
 Guilford C. Babcock                      $  35,500                  2
 1500 Park Place
 San Marino, CA 91108
 Age: 69
-----------------------------------------------------------------------------
 + James E. Drasdo                          None/4/                  2
 333 South Hope Street
 Los Angeles, CA  90071
 Age:  55
-----------------------------------------------------------------------------
 Robert A. Fox                            $147,500/3/                7
 2110 Waverley Street
 Palo Alto, CA 94301
 Age: 63
-----------------------------------------------------------------------------
 Roberta L. Hazard                        $  84,500                  4
 1419 Audmar Drive
 McLean, VA 22101
  Age: 66
-----------------------------------------------------------------------------
 Leonade D. Jones                         $140,500/3/                6
 1536 Los Montes Drive
 Burlingame, CA 94010
  Age: 53
-----------------------------------------------------------------------------
 John G. McDonald                         $239,000/3/                8
 Graduate School of Business
 Stanford University
 Stanford, CA 94305
  Age: 63
-----------------------------------------------------------------------------
 Gail L. Neale                            $  94,000                  5
 The Lovejoy Consulting Group,
 Inc.
 154 Prospect Parkway
 Burlington, VT 05401
 Age: 66
-----------------------------------------------------------------------------
 Henry E. Riggs                           $96,000/3/                 4
 Keck Graduate Institute of
 Applied Life Science
 535 Watson Drive
 Claremont, CA 91711
 Age: 66
-----------------------------------------------------------------------------
 + James F. Rothenberg                      None/4/                  4
 333 South Hope Street
 Los Angeles, CA 90071
 Age: 54
-----------------------------------------------------------------------------
 Patricia K. Woolf                        $ 136,500                  6
 506 Quaker Road
 Princeton, NJ 08540
 Age: 66
-----------------------------------------------------------------------------





                      The Growth Fund of America - Page 9

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or the parent company of the Investment Adviser, The Capital Group Companies, Inc.

1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2000 fiscal year for participating Directors is as follows: Robert A. Fox ($350,596), Leonade D. Jones ($111,529) John G. McDonald ($167,537) and Henry
  E. Riggs ($340,241). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

4 James E. Drasdo and James F. Rothenberg are affiliated with the Investment
  Adviser and, accordingly, receive no compensation from the fund.


                      The Growth Fund of America - Page 10

                                 OTHER OFFICERS


                               POSITION(S)     PRINCIPAL OCCUPATION(S) DURING
   NAME AND ADDRESS     AGE  WITH REGISTRANT            PAST 5 YEARS
-------------------------------------------------------------------------------
Gordon Crawford              Senior Vice      Senior Vice President and
333 South Hope Street        President        Director, Capital Research and
Los Angeles, CA 90071                         Management Company
-------------------------------------------------------------------------------
Paul G. Haaga, Jr.           Senior Vice      Executive Vice President and
333 South Hope Street        President        Director,
Los Angeles, CA 90071                         Capital Research and Management
                                              Company
-------------------------------------------------------------------------------
Donald D. O'Neal        40   Senior Vice      Senior Vice President, Capital
P.O. Box 7650                President        Research and Management Company
San Francisco, CA
94120
-------------------------------------------------------------------------------
Richard M. Beleson           Vice President   Senior Vice President and
P.O. Box 7650                                 Director, Capital Research
San Francisco, CA                             Company*
94120
-------------------------------------------------------------------------------
Michael T. Kerr         41   Vice President   Executive Vice President and
333 South Hope Street                         Research Director, Capital
Los Angeles, CA 90071                         Research
                                              and Management Company
-------------------------------------------------------------------------------
Bradley J. Vogt              Vice President   Vice President and Director,
333 South Hope Street                         Capital
Los Angeles, CA  90071                        Research Company*
-------------------------------------------------------------------------------
Patrick F. Quan              Secretary        Vice President - Fund Business
P.O. Box 7650                                 Management Group, Capital
San Francisco, CA                             Research and Management Company
94120
-------------------------------------------------------------------------------
Sheryl F. Johnson            Treasurer        Vice President - Fund Business
5300 Robin Hood Road                          Management Group, Capital
Norfolk, VA 23513                             Research and Management Company
-------------------------------------------------------------------------------
David A. Pritchett           Assistant        Vice President - Fund Business
5300 Robin Hood Road         Treasurer        Management Group, Capital
Norfolk, VA 23513                             Research and Management Company
-------------------------------------------------------------------------------



* Company affiliated with Capital Research and Management Company.

All of the officers listed, except Messrs. Beleson and Vogt, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $18,000 to Directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Directors. In lieu of meeting attendance fees, members of the Proxy Committee receive an annual retainer fee of $4,500 per annum from the fund if they serve as a member of four proxy committees, or $6,250 if they serve as a member of two proxy committees, meeting jointly.


                      The Growth Fund of America - Page 11

No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of February 15, 2001 the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $300 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until August 31, 2001, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative services; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including


                      The Growth Fund of America - Page 12
stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The Agreement provides for monthly fees, accrued daily, based on the following rates and net asset levels:


                                NET ASSET LEVEL

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
          0.50%               $             0            $ 1,000,000,000
------------------------------------------------------------------------------
          0.40                  1,000,000,000              2,000,000,000
------------------------------------------------------------------------------
          0.37                  2,000,000,000              3,000,000,000
------------------------------------------------------------------------------
          0.35                  3,000,000,000              5,000,000,000
------------------------------------------------------------------------------
          0.33                  5,000,000,000              8,000,000,000
------------------------------------------------------------------------------
         0.315                  8,000,000,000             13,000,000,000
------------------------------------------------------------------------------
          0.30                 13,000,000,000             21,000,000,000
------------------------------------------------------------------------------
          0.29                 21,000,000,000             27,000,000,000
------------------------------------------------------------------------------
         0.285                 27,000,000,000             34,000,000,000
------------------------------------------------------------------------------
         0.281                 34,000,000,000             44,000,000,000
------------------------------------------------------------------------------
         0.278                 44,000,000,000             55,000,000,000
------------------------------------------------------------------------------
         0.276                 55,000,000,000
------------------------------------------------------------------------------


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1-1/2% of the first $30 million of average net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees. For the fiscal years ended 2000, 1999, and 1998, the Investment Adviser received advisory fees of $97,125,000, $57,694,000, and $45,511,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser, relating to the fund's Class C and F shares, will continue in effect until August 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to


                      The Growth Fund of America - Page 13
the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund.
 The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's Class C and F shares.
 Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The fund's Class C and F shares pay only those transfer agent fees that are attributed to accounts and activities generated by their respective share class. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's Class C and F shares.
 Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average net assets of the fund's Class C and F shares.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). In addition, the Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B shares, the Principal Underwriter sells the rights to Class B 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B shares. For Class C shares, the Principal Underwriter receives any contingent deferred sales charges that apply to Class C shares during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C shares. For Class F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers of Class F shares.


Commissions retained by the Principal Underwriter on sales of Class A shares during the 2000 fiscal year amounted to $23,877,000 after an allowance of $115,665,000 to dealers. During the


                      The Growth Fund of America - Page 14
fiscal years ended 1999 and 1998, the Principal Underwriter retained $11,334,000 and $6,615,000, respectively, on sales of Class A shares after an allowance of $55,805,000 and $32,726,000 to dealers, respectively. Revenue retained and service fees received by the Principal Underwriter on sales of Class B shares during the 2000 fiscal year amounted to $2,387,000 after compensation of $15,388,000 to dealers.


As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend (i) for Class A shares, up to 0.25% of its net assets attributable to Class A shares, (ii) for Class B shares, 1.00% of its net assets attributable to Class B shares, (iii) for Class C shares, 1.00% of its net assets attributable to Class C shares, and (iv) for Class F shares, up to 0.50% of its net assets attributable to Class F shares, to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares in excess of the Class A Plan limitation not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit.
 After five quarters these commissions are not recoverable.


For Class B shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwrtier for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualfied dealers.


                      The Growth Fund of America - Page 15

For Class F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F Plan for distribution-related expenses.


During the 2000 fiscal year, the fund paid or accrued $75,719,000 for compensation to dealers or the Principal Underwriter under the Plan for Class A shares and $798,000 under the Plan for Class B shares. As of August 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $18,798,000 and $298,000, respectively.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October


                      The Growth Fund of America - Page 16

31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in


                      The Growth Fund of America - Page 17
     the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by a fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a fund on a straight-line basis over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


                      The Growth Fund of America - Page 18

     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice
     of distributing the entire excess of net realized    long-term capital
     gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


SHAREHOLDER TAXATION - In January of each year individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


                      The Growth Fund of America - Page 19

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                      The Growth Fund of America - Page 20

                               PURCHASE OF SHARES



        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------



The funds and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares may only be purchased through fee-based programs of investment firms and registered investment advisers who have special agreements with the fund's distributor. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase


                      The Growth Fund of America - Page 21
pension and profit sharing plans. In addition, the state tax-exempt funds are only offered in certain states and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000.


FUND NUMBERS - Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):


                                                  FUND      FUND      FUND       FUND
                                                 NUMBER    NUMBER    NUMBER     NUMBER
FUND                                            CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . .      02       202       302        402
American Balanced Fund/(R)/ . . . . . . . . .      11       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . .      03       203       303        403
Capital Income Builder/(R)/ . . . . . . . . .      12       212       312        412
Capital World Growth and Income Fund/SM/ . . .     33       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . .      16       216       316        416
Fundamental Investors/SM/ . . . . . . . . . .      10       210       310        410
The Growth Fund of America/(R)/ . . . . . . .      05       205       305        405
The Income Fund of America/(R)/ . . . . . . .      06       206       306        406
The Investment Company of America/(R)/ . . . .     04       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . .      14       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . .      07       207       307        407
New World Fund/SM/  . . . . . . . . . . . . .      36       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . .      35       235       335        435
Washington Mutual Investors Fund/SM/ . . . . .     01       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/      40       240       340        440
American High-Income Trust/SM/  . . . . . . .      21       221       321        421
The Bond Fund of America/SM/  . . . . . . . .      08       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . .      31       231       331        431
Intermediate Bond Fund of America/SM/ . . . .      23       223       323        423
Limited Term Tax-Exempt Bond Fund of
America/SM/ . . . . . . . . . . . . . . . . .      43       243       343        443
The Tax-Exempt Bond Fund of America/(R)/ . . .     19       219       319        419
The Tax-Exempt Fund of California/(R)/* . . .      20       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . .      24       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . .      25       225       325        425
U.S. Government Securities Fund/SM/ . . . . .      22       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . .      09       209       309        409
The Tax-Exempt Money Fund of America/SM/ . . .     39       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ .      49       N/A       N/A        N/A
___________
*Available only in certain states.




                      The Growth Fund of America - Page 22

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" for a listing of the funds.)

                                                                                           DEALER
                                                                   SALES CHARGE AS       CONCESSION
                                                                  PERCENTAGE OF THE:    AS PERCENTAGE
                                                                  ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                            NET AMOUNT  OFFERING     OFFERING
                                                                 -INVESTED-   PRICE         PRICE
----------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000  . . . . . . . . . . . . . . . . . . . . . .     6.10%      5.75%         5.00%
$25,000 but less than $50,000  . . . . . . . . . . . . . . . .     5.26       5.00          4.25
$50,000 but less than $100,000. .                                  4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                 3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                  3.63       3.50          2.75
$250,000 but less than $500,000 .                                  2.56       2.50          2.00
$500,000 but less than $750,000 .                                  2.04       2.00          1.60
$750,000 but less than $1 million                                  1.52       1.50          1.20
$1 million or more . . . . . . . . . .        none     none    (see below)
-----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE


                      The Growth Fund of America - Page 23

IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC. 403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation; and

(7) wholesalers and full-time employees of insurance companies involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.


                      The Growth Fund of America - Page 24

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



 CONTINGENT DEFERRED SALES CHARGE ON
       SHARES SOLD WITHIN YEAR               AS A % OF SHARES BEING SOLD
 ------------------------------------------------------------------------------
                  1                                     5.00%
                  2                                     4.00%
                  3                                     4.00%
                  4                                     3.00%
                  5                                     2.00%
                  6                                     1.00%



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F SALES CHARGE - Class F shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more.
 Commissions on investments in Class A shares are paid at the following rates:
1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


                      The Growth Fund of America - Page 25

For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your


                      The Growth Fund of America - Page 26
     request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities and variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     . individual-type employee benefit plan(s), such as an IRA, 403(b) plan (see exception below), or single-participant Keogh-type plan;

     . business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     . trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust; or

     . endowments or foundations established and controlled by you or your immediate family.


                      The Growth Fund of America - Page 27

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, excluding individual-type employee benefit plans described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     . for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     . for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A AND C SHARES - Any CDSC on Class A and C shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).


                      The Growth Fund of America - Page 28

(2) Distributions from 403(b) plans or IRAs due to death, post-purchase disability or attainment of age 59-1/2.

(3)  Tax-free returns of excess contributions to IRAs.

(4) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC.

CDSC WAIVERS FOR CLASS B SHARES - Any CDSC on Class B shares may be waived in the following cases:


(1) Redemptions through systematic withdrawal plans ("SWPs") (see "Automatic Withdrawals" below) not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% fee from CDSC limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds (except as described below) through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information. In the case of an IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, the assets may only be invested in Class A shares of the American Funds. Such investments will be at net asset value and will not be subject to a contingent deferred sales charge. Dealers who initiate and are responsible for such investments will be compensated pursuant to the schedule applicable to Class A share investments of $1 million or more (see "Dealers Commissions and Compensation" above).


                      The Growth Fund of America - Page 29

                                PRICE OF SHARES

Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter.


Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and


                      The Growth Fund of America - Page 30

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares may only be sold through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s).

     -     A signature guarantee is required if the redemption is:

          -  Over $50,000;

          -  Made payable to someone other than the registered shareholder(s);
          or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.


                      The Growth Fund of America - Page 31

     -     Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for Class B, C or F shares of The Cash Management Trust.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution of Class A, B, C or F shares without a sales charge in the Class A shares of any fund in The American Funds Group within 90 days after the date of the redemption or distribution (any CDSC on Class A or C shares will be credited to your account). In addition, proceeds from a redemption or a dividend or capital gain distribution of Class C shares may be reinvested in Class C shares. Redemption proceeds of shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                      The Growth Fund of America - Page 32

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. For example, if the date you specified falls on a weekend or holiday, your money will be invested on the next business day. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment


                      The Growth Fund of America - Page 33
requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


Exchanges of Class F shares generally may only be done through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" -- "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares"--"Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Purchase Minimums" and "Purchase of Shares - Fund Numbers"), personal identification number


                      The Growth Fund of America - Page 34

(generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permits payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment


                      The Growth Fund of America - Page 35

Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, Bank of America was among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held equity securities and commercial paper of Bank of America in the amount of $257,542,575 as of the close of its most recent fiscal year.


Brokerage commissions paid on portfolio transactions for the fiscal years ended 2000, 1999 and 1998, amounted to $21,946,000, $12,088,000 and $7,217,000, respectively.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $29,052,000 for Class A shares and $80,000 for Class B shares for the 2000 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Suite 200, Los Angeles, CA 90071, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on August 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


                      The Growth Fund of America - Page 36

PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
     MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2000

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                    $35.91
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                     $38.10


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 0.72% based on a 30-day (or one month) period ended August 31, 2000, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:  a  = dividends and interest earned during the period.

             b   =expenses accrued for the period (net of reimbursements).

             c   =the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one year total return and average annual total returns at the maximum offering price for the five- and ten-year periods ended August 31, 2000 were 44.67%, 26.61% and 22.14%,


                      The Growth Fund of America - Page 37
respectively. The fund's one year total return and average annual total returns at net asset value for the five- and ten-year periods ended on August 31, 2000 were 53.51%, 28.12% and 22.87%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C and F shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


                      The Growth Fund of America - Page 38

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


                      The Growth Fund of America - Page 39

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S & P rates the long-term securities debt of various entities in categories
-----
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


"Debt rated 'AAA' has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong."


"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."


"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."


"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."


"Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.


"Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating."


"The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating."


"The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued."


"The rating 'C1' is reserved for income bonds on which no interest is being paid."


                      The Growth Fund of America - Page 40

"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."


                      The Growth Fund of America - Page 41

The Growth Fund of America, Inc.
Investment Portfolio, August 31, 2000

                                                              Percent
                                                               of Net
Largest Industry Holdings                                      Assets

Electronic Components                                           15.78%
Health & Personal Care                                           12.63
Broadcasting & Publishing                                        11.81
Insurance                                                         5.92
Data Processing & Reproduction                                    4.93
Other Industries                                                 34.61
Cash & Equivalents                                               14.32


Largest Equity Holdings

Viacom                                                           3.31%
Time Warner                                                       2.90
PMC-Sierra                                                        2.59
Texas Instruments                                                 2.29
American International Group                                      2.04
Pfizer                                                            1.95
Corning                                                           1.92
Micron Technology                                                 1.75
Palm                                                              1.71
Fannie Mae                                                        1.52



                                                                             Market  Percent
Equity Securitites (Common &                                                  Value   of Net
 Preferred Stocks)                                             Shares          (000)  Assets

ELECTRONIC COMPONENTS  -  15.78%
PMC-Sierra, Inc. (1)                                         4,513,200    $1,065,115     2.59
Texas Instruments Inc.                                      14,050,000       940,472     2.29
Corning Inc.                                                 2,409,800       790,264     1.92
Micron Technology, Inc. (1)                                  8,810,000       720,217     1.75
Analog Devices, Inc. (1)                                     4,066,666       408,700      .99
Microchip Technology Inc. (1)(2)                             4,012,500       273,101      .66
LSI Logic Corp. (1)                                          7,000,000       251,562      .61
Linear Technology Corp.                                      3,236,000       232,790      .57
Solectron Corp. (1)                                          3,884,000       175,994      .43
Intel Corp.                                                  2,300,000       172,213      .42
Motorola, Inc.                                               4,276,500       154,221      .38
Vitesse Semiconductor Corp. (1)                              1,700,000       150,981      .37
Seagate Technology (1)                                       2,500,000       148,437      .36
Altera Corp. (1)                                             2,100,000       136,106      .33
Adaptec, Inc. (1)(2)                                         5,050,000       123,725      .30
Taiwan Semiconductor Manufacturing                          24,088,000       104,578      .25
Co. Ltd. (Taiwan)(1)
Redback Networks Inc. (1)                                      600,000        89,625      .22
ON Semiconductor Corp.(1)                                    5,250,000        89,250      .22
Maxim Integrated Products, Inc. (1)                            900,000        78,919      .19
Sanmina Corp. (1)                                              600,000        70,800      .17
SCI Systems, Inc.(1)                                         1,108,800        68,468      .17
Dallas Semiconductor Corp.                                   1,600,000        66,200      .16
Jabil Circuit, Inc. (1)                                        900,000        57,431      .14
Fairchild Semiconductor Corp., Class A (1)                   1,050,000        41,738      .10
Quantum Corp.-Hard Disk Drive (1)                            2,100,000        20,475
Quantum Corp. - DLT & Storage Systems (1)                    1,513,700        20,530      .10
Murata Manufacturing Co., Ltd. (Japan)                         125,000        19,149      .05
Cypress Semiconductor Corp. (1)                                300,000        14,831      .04

HEALTH & PERSONAL CARE  -  12.63%
Pfizer Inc                                                  18,500,000       800,125     1.95
Cardinal Health, Inc., Class A                               6,805,000       556,734     1.36
Pharmacia Corp. (merger of Monsanto Co.                      9,158,750       536,359     1.31
and Pharmacia & Upjohn, Inc.)
American Home Products Corp.                                 7,625,000       413,180     1.01
Forest Laboratories, Inc. (1)                                3,756,700       367,687      .89
AstraZeneca PLC (United Kingdom)                             7,090,000       319,792
AstraZeneca PLC (ADR)                                          380,000        17,314      .82
Millennium Pharmaceuticals, Inc. (1)                         1,700,000       243,312      .59
Guidant Corp. (1)                                            3,550,000       238,959      .58
Gillette Co.                                                 6,500,000       195,000      .47
Sepracor Inc. (1)                                            1,654,800       182,028      .44
IVAX Corp.(1)                                                4,812,000       166,616      .40
Elan Corp., PLC (ADR) (Ireland)(1)                           2,770,000       161,526      .39
Medlmmune, Inc. (1)                                          1,500,000       126,188      .31
Bristol-Myers Squibb Co.                                     2,350,000       124,550      .30
Enzon, Inc. (1)                                              1,880,000       114,445      .28
Cephalon Inc.(1)                                             1,690,000        85,028      .21
Chiron Corp. (1)                                             1,500,000        81,094      .20
Sanofi-Synthelabo   (France)                                 1,650,000        80,222      .20
Celera Genomics Group (1)                                      728,800        79,029      .19
Amylin Pharmaceuticals, Inc. (1)(3)                          3,000,000        40,688      .10
IDEXX Laboratories, Inc.(1)                                  1,400,000        36,575      .09
ILEX Oncology, Inc. (1)(3)                                   1,040,000        34,320      .08
Genentech, Inc. (1)                                            168,200        32,042      .08
Becton, Dickinson and Co.                                    1,000,000        30,125      .07
Maxim Pharmaceuticals, Inc. (1)                                478,500        29,278      .07
Medtronic, Inc.                                                560,000        28,700      .07
Avon Products, Inc.                                            713,500        27,960      .07
Guilford Pharmaceuticals, Inc.(1)                              900,000        24,075      .06
SICOR Inc.(1)                                                1,694,702        16,417      .04

BROADCASTING & PUBLISHING  -  11.81%
Viacom Inc., Class B (1)                                    18,548,588     1,248,552
Viacom Inc., Class A (1)                                     1,629,400       110,392     3.31
Time Warner Inc.                                            13,929,600     1,190,981     2.90
Clear Channel Communications, Inc. (1)                       8,283,000       599,482     1.46
News Corp. Ltd., preferred                                   6,353,750       281,153
 (ADR) (Australia)
News Corp. Ltd. (ADR)                                        5,450,000       286,806     1.38
Fox Entertainment Group, Inc., Class A (1)                   8,720,000       252,335      .62
USA Networks, Inc. (1)                                       9,700,000       233,406      .57
Infinity Broadcasting Corp.(1)                               5,573,300       211,089      .51
Nippon Television Network Corp. (Japan)                        252,920       144,729      .35
AT&T Corp.Liberty Media Group, Class A (1)                   5,400,000       115,425      .28
Chris-Craft Industries, Inc. (1)                             1,292,176       101,113      .25
UnitedGlobalCom, Inc., Class A (1)                           1,400,000        53,638      .13
BHC Communications, Inc., Class A (1)                           62,840         9,615      .02
E.W. Scripps Co., Class A                                      150,000         7,603      .02
Ziff-Davis Inc. (1)                                            331,200         3,643      .01
Sinclair Broadcast Group, Inc., Class A (1)                    143,100         1,726      .00

INSURANCE  -  5.92%
American International Group, Inc.                           9,400,000       837,775     2.04
Marsh & Mclennan Companies, Inc.                             4,964,900       589,582     1.43
Berkshire Hathaway Inc., Class A  (1)                            8,200       473,140     1.15
XL Capital Ltd., Class A (Incorporated                       3,285,000       226,460      .55
in Bermuda)
Progressive Corp.                                            2,035,000       154,278      .38
Protective Life Corp.                                        2,763,600        79,453      .19
MGIC Investment Corp.                                          600,000        35,288      .09
Mercury General Corp.                                        1,275,000        34,983      .09

DATA PROCESSING & REPRODUCTION  -  4.93%
Palm, Inc. (1)                                              15,978,058       703,034     1.71
Intuit Inc. (1)                                              3,541,300       212,035      .52
PeopleSoft, Inc. (1)                                         5,900,000       190,275      .46
Cadence Design Systems, Inc. (1)                             7,749,000       164,666      .40
Microsoft Corp. (1)                                          2,000,000       139,625      .34
Computer Associates International, Inc.                      3,975,000       126,206      .31
Fujitsu Ltd. (Japan)                                         3,500,000       101,454      .25
Lexmark International Group,                                 1,200,000        81,375      .20
Inc., Class A (1)
International Business Machines Corp.                          600,000        79,200      .19
3Com Corp. (1)                                               4,350,000        72,319      .18
Gateway, Inc. (1)                                              811,000        55,229      .13
Compaq Computer Corp.                                        1,000,000        34,063      .08
Storage Technology Corp. (1)                                 2,000,000        31,625      .08
Autodesk, Inc.                                                 901,000        25,341      .06
BMC Software, Inc. (1)                                         300,000         8,100      .02

BUSINESS SERVICES  -  4.71%
United Parcel Service, Inc., Class B                         4,560,500       252,823      .62
Flextronics International Ltd.                               2,600,000       216,613      .53
(USA --- Incorporated in Singapore)(1)
FDX Corp. (1)                                                4,700,000       189,645      .46
Cendant Corp. (1)                                           12,018,000       158,487      .39
Yahoo  Inc.(1)                                               1,000,000       121,500      .30
Sabre Group Holdings., Class A (1)                           4,319,848       120,416      .29
VerticalNet, Inc.(1)                                         1,800,000        95,850      .23
Robert Half International, Inc. (1)                          3,000,000        95,437      .23
Genuity Inc., Class A(1)                                     8,499,100        73,305      .18
PSINet Inc. (1)                                              3,950,000        69,372      .17
Waste Management, Inc.                                       3,550,000        67,228      .16
Allied Waste Industries, Inc. (1)                            7,250,000        66,609      .16
United Rentals, Inc. (1)                                     3,000,000        62,250      .15
Covad Communications Group, Inc. (1)                         3,500,000        57,094      .14
Internet Capital Group, Inc.(1)                              1,350,000        47,081      .11
Paychex, Inc.                                                1,035,000        46,187      .11
Snyder Communications, Inc. (1)                              1,500,000        41,062      .10
Concord EFS, Inc. (1)                                        1,000,000        32,125      .08
Loudcloud, Inc., convertible                                 3,600,799        30,714      .08
preferred, Series C(1)(3)(4)
Consumer Financial Network, Inc.,                            6,500,000        26,000      .06
convertible preferred, Series C(1)(3)(4)
iXL Enterprises, Inc.(1)                                     2,675,000        25,580      .06
ServiceMaster Co.                                            2,000,000        19,375      .05
X.com Corp., convertible preferred,                          5,400,000        14,850      .04
Series C(1)(3)(4)
Ventiv Health, Inc. (1)                                        333,333         4,458      .01

ELECTRICAL & ELECTRONICS  -  4.27%
Juniper Networks, Inc. (1)                                   2,100,000       448,875     1.09
Nortel Networks Corp.  (Canada)                              5,244,480       427,753     1.04
Cisco Systems, Inc.(1)                                       4,100,000       281,362      .69
Nokia Corp., Class A (ADR) (Finland)                         5,720,000       257,043      .63
Telefonaktiebolaget LM Ericsson,                             8,000,000       164,000      .40
Class B (ADR) (Sweden)
NEC Corp. (Japan)                                            3,183,000        91,071      .22
Lucent Technologies Inc.                                     2,000,000        83,625      .20

LEISURE & TOURISM  -  3.82%
Walt Disney Co.                                             14,485,000       564,010     1.37
Starbucks Corp. (1)                                          9,250,000       338,781      .83
Seagram Co. Ltd. (Canada)                                    4,141,200       249,248      .61
Carnival Corp.                                              10,147,900       202,324      .49
MGM Mirage, Inc.(3)                                          4,058,500       139,511
MGM Mirage, Inc.                                             1,199,800        41,243      .44
Pixar  (1)                                                   1,000,000        33,000      .08

ELECTRONIC INSTRUMENTS  -  3.36%
KLA - Tencor Corp. (1)                                       4,500,000       295,313      .72
Corvis Corp. (1)(3)(4)                                       2,980,260       262,980
Corvis Corp. (1)                                               202,300        21,001      .69
PE Biosystems Group                                          2,429,600       239,012      .58
Applied Materials, Inc. (1)                                  2,550,000       220,097      .54
Affymetrix, Inc. (1)(3)                                      2,000,000       158,000      .38
Teradyne, Inc.(1)                                            1,300,000        84,256      .20
Nikon Corp. (Japan)                                          2,500,000        76,689      .19
Conexant Systems, Inc.(1)                                      500,000        18,594      .05
TyCom Ltd.(1)                                                  103,200         4,296      .01

FINANCIAL SERVICES  -  2.36%
Fannie Mae                                                  11,650,000       626,187     1.52
Capital One Financial Corp.                                  2,131,200       128,538      .31
Providian Financial Corp.                                      700,000        80,456      .20
USA Education Inc. (formerly                                 1,880,000        73,673      .18
SLM Holding Corp.)
Household International, Inc.                                1,300,000        62,400      .15

HEALTH CARE PROVIDERS & SERVICES  -  2.29%
HCA - The Healthcare Co. (formerly                          17,863,700       616,298     1.50
Columbia/HCA Healthcare Corp.)
WellPoint Health Networks Inc. (1)                           1,745,100       150,624      .37
Cintas Corp.                                                 2,025,000        84,164      .21
Universal Health Services,                                   1,050,000        74,287      .18
Inc., Class B (1)
Quintiles Transnational Corp. (1)                            1,000,000        13,938      .03

ENERGY SOURCES  -  1.97%
EOG Resources Inc.                                           3,550,000       135,788      .33
Devon Energy Corp.                                           2,149,600       125,886      .31
Norsk Hydro AS (ADR) (Norway)                                2,465,000       106,765      .26
Suncor Energy Inc. (Canada)                                  3,805,485        85,936      .21
Broken Hill Proprietary Co.                                  5,342,633        58,236      .14
Ltd. (Australia)
Shell Canada Ltd., Class A (Canada)                          2,500,000        56,880      .14
Burlington Resources Inc.                                    1,418,800        55,777      .14
Pogo Producing Co.                                           1,994,400        53,599      .13
Enterprise Oil PLC (United Kingdom)                          6,500,000        51,582      .12
Talisman Energy Inc. (Canada)(1)                             1,067,700        35,869      .09
Murphy Oil Corp.                                               439,000        29,303      .07
Petro-Canada (Canada)                                          600,000        12,734      .03

MERCHANDISING  -  1.80%
Lowe's Companies, Inc.                                      10,800,000       483,975     1.18
Limited Inc.                                                 6,900,000       138,000      .34
Albertson's, Inc.                                            2,680,000        57,620      .14
Gap, Inc.                                                    1,800,000        40,387      .10
Walgreen Co.                                                   300,000         9,863      .02
Circuit City Stores, Inc. - Circuit                            200,000         5,188      .01
City Group
Lands' End, Inc. (1)                                           120,800         2,952      .01

BEVERAGES & TOBACCO  -  1.66%
Philip Morris Companies Inc.                                12,450,000       368,831      .90
Coca-Cola Co.                                                3,669,800       193,123      .47
PepsiCo, Inc.                                                2,250,000        95,906      .23
R.J. Reynolds Tobacco Holdings, Inc.                           641,666        23,020      .06

TRANSPORTATION: AIRLINES  -  1.30%
Southwest Airlines Co.                                      14,490,518       327,848      .80
AMR Corp. (1)                                                3,279,100       107,595      .26
Delta Air Lines, Inc.                                        2,030,000       100,485      .24

DIVERSIFIED TELECOMMUNICATION
SERVICES  -  0.90%
Sprint FON Group                                             3,500,000       117,250      .28
AT&T Corp.                                                   3,000,000        94,500      .23
WorldCom, Inc. (formerly MCI                                 2,000,000        73,000      .18
WorldCom, Inc.) (1)
Intermedia Communications Inc.(1)                            2,372,500        49,229      .12
Broadview Networks Holdings, Inc.,                           1,588,972        21,000      .05
convertible preferred, Series E(1)(3)(4)
Rhythms NetConnections Inc. (1)                              1,861,300        16,752      .04

IT CONSULTING & SERVICES  -  0.82%
Computer Sciences Corp.(1)                                   2,350,000       185,797      .45
Acxiom Corp. (1)                                             3,863,200        98,512      .24
Modis Professional Services, Inc. (1)                        4,000,000        27,500      .07
Affiliated Computer Services, Inc.,                            500,000        23,281      .06
Class A (1)

BANKING  -  0.76%
Bank of America Corp.                                        2,500,000       133,906      .33
Wells Fargo & Co.                                            2,000,000        86,375      .21
Charter One Financial, Inc.                                  2,000,000        47,500      .11
Washington Mutual, Inc.                                      1,300,000        45,500      .11

FOOD & HOUSEHOLD PRODUCTS  -  0.72%
Nabisco Group Holdings Corp.                                 6,550,000       183,809      .45
Keebler Foods Co.                                            1,632,800        74,803      .18
Dole Food Co., Inc.                                          2,721,900        38,447      .09

WIRELESS TELECOMMUNICATION
SERVICES  -  0.56%
Crown Castle International Corp.(1)                          6,651,000       230,707      .56

ENERGY EQUIPMENT  -  0.33%
Schlumberger Ltd. (Netherlands Antilles)                       800,000        68,250      .16
BJ Services Co. (1)                                            600,000        40,200      .10
Baker Hughes Inc.(1)                                           766,500        28,025      .07

MISCELLANEOUS MATERIALS &
COMMODITIES  -  0.30%
Sealed Air Corp. (1)                                         1,650,000        84,666      .21
Owens-Illinois, Inc.(1)                                      3,000,000        39,187      .09

TRANSPORTATION: RAIL & ROAD  -  0.27%
Burlington Northern Santa Fe Corp.                           4,000,000        89,500      .22
Wisconsin Central Transportation Corp. (1)                   1,650,000        22,069      .05

RECREATION  OTHER CONSUMER
PRODUCTS  -  0.17%
Hasbro, Inc.                                                 3,950,000        48,634      .12
American Greetings Corp., Class A                            1,176,400        21,911      .05

CHEMICALS  -  0.12%
Millennium Chemicals Inc.                                    1,425,000        23,512      .05
Air Products and Chemicals, Inc.                               450,000        16,341      .04
A. Schulman, Inc.                                              965,625        11,648      .03

UTILITIES: ELECTRIC & GAS  -  0.12%
Questar Corp.                                                2,225,000        48,255      .12

AEROSPACE & MILITARY TECHNOLOGY  -  0.08%
Bombardier Inc., Class B (Canada)                            2,000,000        33,007      .08

INDUSTRIAL COMPONENTS  -  0.05%
Danaher Corp.                                                  400,000        22,475      .05

BUILDING MATERIALS & COMPONENTS  -  0.04%
Johns Manville International Group, Inc.                     1,500,000        18,750      .04

Miscellaneous -  1.83%
Other equity securities in initial                                           753,256     1.83
period of acquisition


Total Equitiy Securities
               (cost: $21,004,778,000)
                                                                          35,209,866    85.68




                                                            Principal        Market  Percent
                                                               Amount         Value   of Net
Short-Term Securities                                            (000)         (000)  Assets

Corporate Short-Term Notes -   9.21%

Coca-Cola Co. 6.47%-6.54%                                     $150,000       148,344      .36
due 9/8-11/28/2000
AT&T Corp. 6.47%-6.59% due 9/5-11/15/2000                      147,010       145,943      .35
Gannett Co., Inc. 6.49%-6.50%                                  144,050       143,145      .35
due 9/14-10/19/2000 (3)
BellSouth Capital Funding Corp.                                142,000       140,614      .34
6.47%-6.55% due 9/14-11/15/2000(3)
Gillette Co. 6.48%-6.50%                                       135,000       133,919      .33
 due 9/15-11/17/2000 (3)
Alcoa Inc. 6.47%-6.58% due 9/5-11/14/2000                      133,500       132,204      .32
Motorola, Inc. 6.51%-6.58%                                     132,685       131,420      .32
due 9/26-11/7/2000
Bank of America Corp.  6.55%-6.59%                             125,000       123,636      .30
 due 10/11/2000-1/11/2001
CIT Group Holdings, Inc. 6.49%-6.61%                           125,000       124,277      .30
due 9/1-11/8/2000
GMAC Commercial Mortgage Securities,                           122,300       121,399      .30
Inc. 6.51%-6.57% due 9/1-10/23/2000
Preferred Receivables Funding Corp.                            118,700       118,206      .29
 6.50%-6.58% due 9/8-10/2/2000 (3)
Ford Motor Credit Co. 6.49%-6.51%                              116,900       115,983      .28
due 10/6-10/20/2000
Lucent Technologies Inc. 6.47%-6.50%                           111,900       111,304      .27
due 9/27-10/13/2000
Park Avenue Receivables Corp.                                  102,000       101,665      .25
6.50%-6.51% due 9/7/-10/3/2000 (3)
Marsh USA Inc. 6.48%-6.53%                                     100,000        98,475      .24
due 10/17-12/12/2000 (3)
IBM Credit Corp. 6.51% due 10/2-11/3/2000                       95,000        94,187      .23
Eastman Kodak Co. 6.50%-6.56%
due 9/8-10/16/2000                                              90,000        89,602      .22
GE Financial Assurance Holdings Inc.                            90,000        89,528      .22
6.53%-6.60% due 9/20-10/10/2000 (3)
Wal-Mart Stores, Inc. 6.50%-6.55%                               90,000        89,316      .22
 due 9/19-10/24/2000 (3)
SBC Communications Inc. 6.47%-6.50%                             88,700        88,146      .21
due 9/25-10/12/2000 (3)
Household Finance Corp. 6.51%-6.53%                             80,000        79,196      .19
due 10/18-10/30/2000
International Lease Finance Corp.                               79,400        78,699      .19
6.48%-6.51% due 10/6-10/24/2000
Bell Atlantic Financial Services,                               73,100        72,833      .18
Inc. 6.51%-6.55% due 9/8-10/5/2000
Merck & Co., Inc. 6.47% due 9/19-9/20/2000                      71,800        71,549      .17
Procter & Gamble Co.                                            71,700        71,234      .17
6.47%-6.50% due 9/28-10/25/2000
American Express Credit Corp. 6.50%-6.51%                       70,000        69,857      .17
 due 9/1-9/19/2000
Corporate Asset Funding Co. Inc.                                68,500        68,218      .17
6.53%-6.61% due 9/12-10/11/2000 (3)
Emerson Electric Co. 6.53%                                      66,500        66,078      .16
due 10/5/2000 (3)
Duke Energy Corp. 6.49%-6.50%                                   65,000        64,504      .16
due 10/12-10/13/2000
Minnesota Mining and Manufacturing Co.                          54,800        54,568      .13
6.54%-6.55% due 9/21-9/26/2000
USAA Capital Corp. 6.48%-6.55%                                  53,100        52,575      .13
due 9/6-11/13/2000
General Electric Capital Services, Inc.                         53,200        52,462      .13
6.48%-6.49% due 11/13-11/17/2000
E.I. Du Pont de Nemours and Co.                                 50,800        50,273      .12
6.47%-6.49% due 10/16-11/8/2000
General Dynamics Corp. 6.49%                                    51,000        50,119      .12
due 12/5/2000 (3)
Morgan Guaranty Trust Company                                   50,000        50,001      .12
6.61% 10/11/00
Associates First Capital Corp.                                  50,000        49,547      .12
6.53% due 10/20/2000
Campbell Soup Co. 6.56%-6.57%                                   45,300        44,865      .11
due 10/10-12/7/2000
Equilon Enterprises, LLC 6.51%-6.54%                            41,479        41,321      .10
due 9/7-10/4/2000
A.I. Credit Corp. 6.47%-6.56%                                   40,000        39,851      .10
due 9/14-9/27/2000
Avon Capital Corp. 6.57% due 9/11/2000 (3)                      39,000        38,922      .09
H.J. Heinz Co. 6.48%-6.49%                                      36,000        35,829      .09
 due 9/5-10/23/2000
Hershey Foods Corp. 6.48%-6.50%                                 36,300        35,824      .09
due 10/3-11/20/2000
Anheuser-Busch Companies, Inc. 6.59%                            30,000        29,664      .07
due 11/1/2000
Knight-Ridder, Inc. 6.53% due 1/26/2001                         30,000        29,191      .07
Pitney Bowes Credit Corp. 6.49%                                 25,000        24,950      .06
due 9/11/2000
John Hancock Capital Corp. 6.48%                                25,000        24,811      .06
due 10/13/2000 (3)
Ciesco LP 6.48%-6.53% due 9/19-10/6/2000                        21,650        21,542      .05
Verizon Global Funding 6.50% due 11/7/2000                      20,609        20,355      .05
Archer Daniels Midland Co. 6.57%                                20,000        19,949      .05
due 9/14/2000
Motiva Enterprises LLC 6.50% due 9/26/2000                      20,000        19,906      .05
Pharmacia Corp. 6.49% due 10/20/2000                            16,800        16,648      .04

                                                                           3,786,654     9.21


Federal Agency Discount Notes  -  5.19%

Fannie Mae 6.37%-6.50%                                         811,585       798,137     1.94
 due 9/7/2000-2/22/2001
Freddie Mac 6.39%-6.46%                                        671,297       663,447     1.62
due 9/14/2000-2/14/2001
Federal Home Loan Banks 6.39%-6.48%                            577,641       571,382     1.39
due 9/6/2000-2/16/2001
SLM Holding Corp. 6.67%-6.77%                                  100,000        99,965      .24
due 1/18/-2/15/2001(5)

                                                                           2,132,931     5.19



Non-U.S. CURRENCY  -  0.01%

New Taiwanese Dollar                                       NT$116,554          3,762      .01


Total Short-Term Securities                                                5,923,347    14.41
             (cost: $5,923,071,000)

Total Investment Securities                                               41,133,213   100.09
                    (cost:$26,927,849,000)
Excess of payables over cash                                                  38,580      .09
and receivables

NET ASSETS                                                               $41,094,633   100.00


1 Non-income-producing security.

2 The fund owns 5.07% of the outstanding voting securities of Microchip Technology,
Inc. and 5.09% of the outstanding voting securities of Adaptec, Inc. and thus is considered an affiliate as defined under the Investment Company Act of 1940.

3 Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

4 Valued under procedures established by the Board of Directors.

5 Coupon rate may change periodically.

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.

ADR = American Depositary Receipt

See Notes to Financial Statements






Growth Fund of America
August 31, 2000


Equity securities
 appearing in the portfolio
 since February 29, 2000

Acxiom
Affiliated Computer Services
Baker Hughes
Berkshire Hathaway
Bristol-Myers Squibb
Broadview Networks
Broken Hill
Burlington Northern Santa Fe
Burlington Resources
Cephalon
Chiron
Coca-Cola
Conexant Systems
Consumer Financial Network
Covad Communications Group
Enzon
Gap
Genuity
Gillette
ILEX Oncology
Infinity Broadcasting
Intermedia Communications
Internet Capital Group
Intuit
IVAX
iXL Enterprises
Loudcloud
Marsh & Mclennan Companies
Maxim Pharmaceuticals
MGM Mirage
Murphy Oil
Nikon
Norsk Hydro
ON Semiconductor
Owens-Illinois
Palm
Pixar
Progressive
PSINet
Sanofi-Synthelabo
TyCom
Ventiv Health
VerticalNet
Walgreen
Walt Disney
X.com
Yahoo!


Equity securities
 eliminated from the portfolio
 since February 29, 2000

ADVANTEST
AMFM
Amgen
Apollo Group
Applied Micro Circuits
Biogen
Cablevision Systems
Consolidated Stores
Continental Airlines
Dell Computer
FleetBoston
Galileo International
Gilead Sciences
Harrah's
International Flavors & Fragrances
MMC Networks
National Computer Systems
NIKE
NTT Mobile Communications Network
Omnicare
Oracle
Rohm
SFX Entertainment
Synder Communications, Inc. - Circle.com
Teleglobe
Thermo Electron
Transkaryotic Therapies








The Growth Fund of America
Financial Statements


Statement of Assets and Liabilities
at August 31, 2000                                                      (dollars in thousands)

Assets:
Investment securities at market
 (cost: $26,927,849)                                                                  $41,133,213
Cash                                                                                          760
Receivables for--
 Sales of investments                                              $   88,343
 Sales of fund's shares                                               132,435
 Dividends and accrued interest                                        16,500             237,278

                                                                                       41,371,251
Liabilities:
Payables for--
 Purchases of investments                                             207,131
 Repurchases of fund's shares                                          36,513
 Management services                                                   10,331
 Other expenses                                                        22,643             276,618

Net Assets at August 31, 2000--                                                        41,094,633
 Total authorized capital
 stock--2,000,000,000 shares
Class A shares, $0.001 par value:
 Net Assets                                                                           $40,670,840
 Shares outstanding                                                                 1,132,593,360
 Net asset value per share                                                                 $35.91
Class B shares, $0.001 par value:
 Net Assets                                                                              $423,793
 Shares outstanding                                                                    11,840,360
 Net asset value per share                                                                 $35.79

See Notes to Financial Statements


Statement of Operations
for the year ended August 31, 2000                                    (dollars in thousands)

Investment Income:
Income:
 Dividends                                                        $   126,650
 Interest                                                             263,409
                                                                                        $ 390,059


Expenses:
 Management services fee                                               97,125
 Distribution expenses - Class A                                       75,719
 Distribution expenses - Class B                                          798
 Transfer agent fee - Class A                                          29,052
 Transfer agent fee - Class B                                              80
 Reports to shareholders                                                  866
 Registration statement and prospectus                                  2,780
 Postage, stationery and supplies                                       5,097
 Directors' fees                                                          179
 Auditing and legal fees                                                   73
 Custodian fee                                                          1,033
 Taxes other than federal income tax                                        1
 Other expenses                                                           276             213,079

 Net investment income                                                                    176,980


Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                       5,138,742
Net increase in unrealized appreciation
 on investments:
 Beginning of year                                                  7,194,763
 End of year                                                       14,205,355           7,010,592

 Net realized gain and unrealized
 appreciation on investments                                                           12,149,334


Net Increase in Net Assets Resulting
 from Operations                                                                   $   12,326,314


See Notes to Financial Statements



Statement of Changes in Net Assets

                                                                           (dollars in thousands)
                                                                            Year Ended August 31
                                                                          2000                1999
Operations:
Net investment income                                          $      176,980       $      48,143
Net realized gain on investments                                    5,138,742           2,423,859
Net increase in unrealized appreciation
 on investments                                                     7,010,592           4,827,884

 Net increase in net assets
  resulting from operations                                        12,326,314           7,299,886


Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                             (37,243)            (59,245)
  Class B                                                                   -                   -
Distributions from net realized
gain on investments:
  Class A                                                          (2,644,238)         (1,454,805)
  Class B                                                                   -                   -

 Total dividends and distributions                                 (2,681,481)         (1,514,050)


Capital Share Transactions:
 Proceeds from shares sold                                         12,180,471           4,179,298
 Proceeds from shares issued in
  reinvestment of net investment income
  dividends and distributions of net                                2,584,000           1,460,168
  realized gain on investments
 Cost of shares repurchased                                        (3,987,584)         (2,550,833)


 Net increase in net assets resulting
 from capital share transactions                                   10,776,887           3,088,633


Total Increase in Net Assets                                       20,421,720           8,874,469

Net Assets:
Beginning of year                                                  20,672,913          11,798,444

End of year (including undistributed
 net investment income and
 distributions in excess of net
 investment income of $71,158
 and $(660), respectively)                                       $ 41,094,633        $ 20,672,913




See Notes to Financial Statements






THE GROWTH FUND OF AMERICA, INC.
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.

Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses, are accrued daily and charged to the applicable share class.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend income is recorded net of non-U.S. taxes paid. For the year ended August 31, 2000, such non-U.S. taxes were $1,990,000.

CURRENCY GAINS AND LOSSES - Net realized currency gains on    dividends and
other receivables and payables, on a book basis, were $493,000 for the year ended August 31, 2000.


3. FEDERAL INCOME TAXATION - The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of August 31, 2000, net unrealized appreciation on investments for book and federal income tax purposes aggregated $14,205,364,000; $15,385,803,000 related to appreciated securities and $1,180,439,000 related to depreciated securities. During the year ended August 31, 2000, the fund realized, on a tax basis, a net capital gain of $5,139,281,000 on securities transactions.

Net gains related to non-U.S. currency transactions of $517,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $26,927,849,000 at August 31, 2000.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $97,125,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Board of Directors approved an amended agreement effective September 1, 2000. Additional breakpoints were added for net assets in excess of $21 billion, and annual rates were reduced for net assets in excess of $27 billion. Beginning June 1, 2000, CRMC has voluntarily agreed to waive its management fees in excess of those provided by the amended agreement. The Amended Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on the following rates and net asset levels:

                            Net Asset Level  (in billions)
Rate                       Up to               In Excess of
 .50 %                      $ 0                        $ 1
 .40                          1                          2
 .37                          2                          3
 .35                          3                          5
 .33                          5                          8
 .315                         8                         13
 .30                         13                         21
 .29                         21                         27
 .285                        27                         34
 .281                        34                         44
 .278                        44                         55
 .276                        55

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.25% of Class A daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved in advance by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. Pursuant to a Plan of Distribution for Class B shares, the fund may expend 1.00% of Class B daily net assets annually to compensate dealers for their selling and servicing efforts. During the year ended August 31, 2000, distribution expenses under the Plan of Distribution for Class A were limited to $75,719,000. Had no limitation been in effect, the fund would have paid $81,332,000 in distribution expenses for Class A shares under the plan. Some or all of the unpaid amounts may be paid by the fund in the future. During the year ended August 31, 2000, distribution expenses under the Plan of Distribution for Class B were $798,000. As of August 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $18,798,000 and $298,000, respectively.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $23,877,000(after allowances to dealers)during the year ended August 31, 2000, as its portion of the sales charges paid by purchasers of the fund's Class A shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - The fee of $29,132,000 was incurred during the year ended August 31, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993) net of any payments to Directors, were $970,000.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $16,857,622,000 and $12,255,316,000, respectively, during the year ended August 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended August 31, 2000, the custodian fee of $1,033,000 included $183,000 that was paid by these credits rather than in cash.

The fund reclassified $67,300,000 from undistributed net investment income and $174,348,000 from undistributed net realized gains to additional paid-in capital for the year ended August 31, 2000, as a result of permanent differences between book and tax.

As of August 31, 2000, net assets consisted of the following:

                                             Amount(000)
Capital paid in on shares of
beneficial interest                          $22,362,726
UNDISTRIBUTED net investment income               71,158
Accumulated net realized GAIN                  4,455,394
Net unrealized APPRECIATION                   14,205,355
Net assets                                   $41,094,633


Capital share transactions in the fund were as follows:

                   YEAR ENDED AUGUST 31, 2000        YEAR ENDED AUGUST 31, 1999
                    Amount          Shares            Amount          Shares
                    (000)                             (000)

CLASS A
SHARES:
 Sold               $11,779,150     375,822,583       $4,179,298      174,121,917
 Reinvestment       2,584,000       95,682,395        1,460,168       66,551,910
 of dividends
 and
 distributions
 Repurchased        (3,984,053)     (127,934,299)     (2,550,833)     (109,023,256)
 Net increase       10,379,097      343,570,679        3,088,633      131,650,571
 in Class A

CLASS B*
SHARES:
 Sold               401,321         11,944,670        -               -
 Reinvestment       -               -                 -               -
 of dividends
 and
 distributions
 Repurchased        (3,531)         (104,310)         -               -
 Net increase       397,790         11,840,360        -               -
 in Class B
TOTAL NET           $10,776,887     $355,411,039      $3,088,633      131,650,571
INCREASE IN
FUND










PER-SHARE DATA AND RATIOS (1)

                                                                                   Net
                                        Net asset                        gains/(losses)
                                            value,             Net        on securities   Total from
                                         beginning       investment      (both realized    investment
Year ended(1)                              of year           income     and unrealized)    operations
Class A:
2000                                         $26.20         0.18(2)             12.77(2)        $12.95
1999                                          17.95              .07               10.48         10.55
1998                                          20.14              .10               (.10)           .00
1997                                          15.39              .13                5.59          5.72
1996                                          16.55              .13               (.01)           .12
Class B:
2000                                          32.44       -     (2)             3.35(2)           3.35




                                         Dividends
                                        (from net     Distributions                        Net asset
                                        investment    (from capital               Total    value, end
Year ended(1)                              income)           gains)       distributions       of year
Class A:
2000                                         $(.04)          $(3.20)             $(3.24)        $35.91
1999                                          (.09)           (2.21)              (2.30)         26.20
1998                                          (.13)           (2.06)              (2.19)         17.95
1997                                          (.11)            (.86)               (.97)         20.14
1996                                          (.14)           (1.14)              (1.28)         15.39
Class B:
2000                                             -                -                   -          35.79




                                                                              Ratio of      Ratio of
                                                        Net assets,            expenses    net income
                                            Total       end of year          to average    to average
Year ended(1)                               return    (in millions)          net assets    net assets
Class A:
2000                                      $53.51%            $40,671                .70%          .58%
1999                                          61.26           20,673                 .70           .28
1998                                          (.24)           11,798                 .70           .48
1997                                          38.54           11,646                 .72           .73
1996                                            .90            8,511                 .74           .82
Class B:
2000                                          10.33              424            1.45(3)       -   (3)



                                         Portfolio
                                          turnover
Year ended(1)                                 rate
Class A:
2000                                     46.53%(4)
1999                                          45.61
1998                                          38.84
1997                                          34.10
1996                                          27.95
Class B:
2000                                      46.53(4)


(1) The periods 1996 through 2000 represent fiscal years ended August 31.
The period ended 2000 represents, for Class B shares, the 169-day period ended
August 31, 2000.
Class B shares were not offered before March 15, 2000. Total returns for Class
B is based
on activity during the period and thus are not representative of a full year.
Total returns
exclude all sales charges, including contingent deferred sales charges.

(2) Based on average shares outstanding.

(3) Annualized.

(4) Represents portfolio turnover rate (equalivaent for all shre classes) for the year ended August 31, 2000.












INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of The Growth Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc., including the investment portfolio, as of August 31,2000,and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through August 31, 2000, for Class B shares. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through August 31, 200 for Class B shares, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Los Angeles, California
September 29, 2000








Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

During the fiscal year ended August 31, 2000, the fund paid a long-term capital gain distribution of $2,644,238,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 100% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2000 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



                                       PART C
                                  OTHER INFORMATION
                        THE GROWTH FUND OF AMERICA, INC.

ITEM 23. EXHIBITS

(a) Articles Supplementary as filed with the State of Maryland on 1/2/01
(b) By-Laws, as amended
(c) Share certificate
(d) Previously filed (see Post-Effective Amendment No. 69 filed 1/05/00)
(e) Form of Amended and Restated Principal Underwriting Agreement
(f) None
(g) Previously filed (see Post-Effective Amendment No. 68 Filed 10/27/99)
(h) Form of Administrative Services Agreement
(i) Legal opinion for Class C and Class F Shares
(j) Consent of Independent Auditors
(k) None
(l) None
(m) Form of Plans of Distribution relating to Class C and Class F Shares
(n) Amended Form of Multiple Class Plan
(o) None
(p) Code of Ethics

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  None

ITEM 25. INDEMNIFICATION

  Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself if not permitted to indemnify the individual.

ITEM 25. INDEMNIFICATION (CONTINUED)

  The Articles of Incorporation state:

  The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws;
(b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law.

  The By-Laws of the Corporation state:

  Section 5.01. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified by the Corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding in the manner and on the terms provided by, and to the fullest extent authorized by, applicable state law, and shall be indemnified by the Corporation against such expenses, judgments, fines, and amounts in the manner and to the fullest extent required by applicable state law. However, no indemnification may be made under this section in the absence of a judicial or administrative determination absolving the prospective indemnitee of liability to the Corporation or its security holders unless, based upon a review of all material facts, (1) a majority of a quorum of directors who are neither interested persons of the Corporation nor parties to the proceeding, or (2) independent legal counsel in a written opinion, concludes that such person was not guilty of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties initiated in the conduct of his office.

  Section 5.02. No expenses incurred by a director, officer, employee, or agent of the Corporation in defending a civil or criminal action, suit, or proceeding to which he is a party may be paid or reimbursed by the Corporation in advance of the final disposition of such action, suit, or proceeding unless:

 (1) One of the following determines, on the basis of the facts then known to it, that there is reason to believe that indemnification would be permissible:

 (a) a majority of a quorum of disinterested non-party directors, or, if such a quorum cannot be obtained, a majority of a committee of two or more disinterested non-party directors duly designated to act in the matter by a majority vote of the full board;

 (b) special legal counsel selected by such a committee or such a quorum of disinterested non-party directors; or

 (c)  the stockholders; and

ITEM 25. INDEMNIFICATION (CONTINUED)

 (2) the Corporation receives the following from the prospective recipient of the advance:

 (a) a written affirmation of his good faith belief that he met the standard of conduct necessary for indemnification; and

 (b) an undertaking to repay the advance if it is ultimately determined that he is not entitled to indemnification under this Article.

  Section 5.03. The Corporation is authorized to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article. Anything in this Article V to the contrary notwithstanding, however, the Corporation shall not pay for insurance which protects any director or officer against liabilities arising from action involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; provided, that any such insurance may cover any of such categories if it provides only for payment to the Corporation and/or third parties of any damages caused by a director or officer, and also provides that the insurance company would be subrogated to the rights of the Corporation to recover from the director or officer.

  Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940 (the "1940 Act") Releases No. 7221 (June 9,
1972) and No. 11330 (September 4, 1980). In addition, indemnification by the Registrant shall be consistent with the requirements of rule 484 under the Securities Act of 1933. Furthermore, Registrant undertakes to the staff of the Securities and Exchange Commission that the Fund's indemnification provisions quoted above prohibit indemnification for liabilities arising under the Securities Act of 1933 and the 1940 Act.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  None

ITEM 27. PRINCIPAL UNDERWRITERS

  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Income Fund of America, Inc., The Investment Company of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)   (1)                          (2)                             (3)

      NAME AND PRINCIPAL           POSITIONS AND OFFICES           POSITIONS AND
      BUSINESS ADDRESS             WITH UNDERWRITER                OFFICES WITH
                                                                   REGISTRANT

      David L. Abzug               Vice President                  None

      27304 Park Vista Road

      Agoura Hills, CA 91301



      John A. Agar                 Vice President                  None

      1501 N. University,
      Suite 227A

      Little Rock, AR 72207



      Robert B. Aprison            Vice President                  None

      2983 Bryn Wood Drive

      Madison, WI  53711



L     William W. Bagnard           Vice President                  None



      Steven L. Barnes             Senior Vice President           None

      5400 Mount Meeker Road

      Suite 1

      Boulder, CO  80301-3508



B     Carl R. Bauer                Vice President                  None



      Michelle A. Bergeron         Senior Vice President           None

      4160 Gateswalk Drive

      Smyrna, GA 30080



      J. Walter Best, Jr.          Regional Vice President         None

      9013 Brentmeade Blvd.

      Brentwood, TN 37027



      Joseph T. Blair              Senior Vice President           None

      148 E. Shore Ave.

      Groton Long Point, CT
      06340



      John A. Blanchard            Vice President                  None

      6421 Aberdeen Road

      Mission Hills, KS
      66208



      Ian B. Bodell                Senior Vice President           None

      P.O. Box 1665

      Brentwood, TN
      37024-1665



      Mick L. Brethower            Senior Vice President           None

      2320 North Austin
      Avenue

      Georgetown, TX 78626



      Alan Brown                   Vice President                  None

      4129 Laclede Avenue

      St. Louis, MO 63108



B     J. Peter Burns               Vice President                  None



      Brian C. Casey               Vice President                  None

      8002 Greentree Road

      Bethesda, MD  20817



      Victor C. Cassato            Senior Vice President           None

      609 W. Littleton Blvd.,
      Suite 310

      Greenwood Village, CO
      80120



      Christopher J. Cassin        Senior Vice President           None

      19 North Grant Street

      Hinsdale, IL  60521



      Denise M. Cassin             Vice President                  None

      1301 Stoney Creek Drive

      San Ramon, CA  94538



L     Larry P. Clemmensen          Director                        None



L     Kevin G. Clifford            Director, President and         None
                                   Co-Chief

                                   Executive Officer



      Ruth M. Collier              Senior Vice President           None

      29 Landsdowne Drive

      Larchmont, NY 10538



S     David Coolbaugh              Assistant Vice President        None



H     Carlo O. Cordasco            Assistant Vice President        None



      Thomas E. Cournoyer          Vice President                  None

      2333 Granada Boulevard

      Coral Gables, FL  33134



      Douglas A. Critchell         Senior Vice President           None

      3521 Rittenhouse
      Street, N.W.

      Washington, D.C.  20015



L     Carl D. Cutting              Vice President                  None



      William F. Daugherty         Regional Vice President         None

      1216 Highlander Way

      Mechanicsburg, PA 17055



      Guy E. Decker                Regional Vice President         None

      345 Trowbridge Lane

      Lawrenceville, GA
      300436



      Daniel J. Delianedis         Vice President                  None

      8689 Braxton Drive

      Eden Prairie, MN  55347



      James A. DePerno, Jr.        Regional Vice President         None

      91 Church Street

      East Aurora, NY 14052



L     Bruce De Priester            Vice President                  None



      Michael A. DiLella           Vice President                  None

      P. O. Box 661

      Ramsey, NJ  07446



      G. Michael Dill              Senior Vice President           None
      505 E. Main Street

      Jenks, OK  74037



      Kirk D. Dodge                Senior Vice President           None

      2627 Mission Street

      San Marino, CA  91108



      Peter J. Doran               Director, Executive Vice        None
                                   President

      100 Merrick Road, Suite
      216W

      Rockville Centre, NY
      11570



L     Michael J. Downer            Secretary                       None



      Michael J. Dullaghan         Regional Vice President         None

      1307 Sage Court

      Chesapeake, VA 23320



      Robert W. Durbin             Vice President                  None

      74 Sunny Lane

      Tiffin, OH  44883



I     Lloyd G. Edwards             Senior Vice President           None



      Timothy L. Ellis             Regional Vice President         None

      1441 Canton Mart Road,
      Suite 9

      Jackson, MS 39211



      John R. Fodor                Senior Vice President           None

      15 Latisquama Road

      Southborough, MA  01772



      Daniel B. Frick              Regional Vice President         None

      845 Western Avenue

      Glen Ellyn, IL 60137



      Clyde E. Gardner             Senior Vice President           None

      Route 2, Box 3162

      Osage Beach, MO  65065



B     Evelyn K. Glassford          Vice President                  None



      Jeffrey J. Greiner           Vice President                  None

      12210 Taylor Road

      Plain City, OH  43064



L     Paul G. Haaga, Jr.           Director                        Senior Vice President



B     Mariellen Hamann             Assistant Vice President        None



      Derek S. Hansen              Regional Vice President         None

      13033 Ridgedale Drive,
      PMB 147
      Minnetonka, MN 55305



      David E. Harper              Senior Vice President           None

      150 Old Franklin School
      Road

      Pittstown, NJ 08867



H     Mary Pat Harris              Assistant Vice President        None



      Ronald R. Hulsey             Senior Vice President           None

      6744 Avalon

      Dallas, TX  75214



      Robert S. Irish              Vice President                  None

      1225 Vista Del Mar
      Drive

      Delray Beach, FL  33483



      Michael J. Johnston          Director                        None

      630 Fifth Avenue, 36th
      Floor

      New York, NY  10111



B     Damien M. Jordan             Vice President                  None



      John P. Keating              Regional Vice President         None

      2285 Eagle Harbor
      Parkway

      Orange Park, FL 32073



      Dorothy Klock                Vice President                  None

      555 Madison Avenue,
      29th Floor

      New York, NY 10022



H     Dianne L. Koske              Assistant Vice President



      Andrew R. LeBlanc            Regional Vice President         None

      78 Eton Road

      Garden City, NY 11530



      Arthur J. Levine             Senior Vice President           None

      12558 Highlands Place

      Fishers, IN  46038



B     Karl A. Lewis                Assistant Vice President        None



      T. Blake Liberty             Vice President                  None

      5506 East Mineral Lane

      Littleton, CO  80122



      Mark J. Lien                 Regional Vice President         None

      5570 Beechwood Terrace

      West Des Moines, IA
      50266



L     Lorin E. Liesy               Vice President                  None



      Louis K. Linquata            Regional Vice President         None

      170 South Battin

      Wichita, KS 67218



LW    Robert W. Lovelace           Director                        None



      Stephen A. Malbasa           Senior Vice President           None

      13405 Lake Shore Blvd.

      Cleveland, OH  44110



      Steven M. Markel             Senior Vice President           None

      5241 South Race Street

      Littleton, CO  80121



L     J. Clifton Massar            Director, Senior Vice           None
                                   President



L     E. Lee McClennahan           Senior Vice President           None



      James R. McCrary             Regional Vice President         None

      963 1st Street, #1

      Hermosa Beach, CA 90254



S     John V. McLaughlin           Senior Vice President           None



      Terry W. McNabb              Vice President                  None

      2002 Barrett Station
      Road

      St. Louis, MO  63131



      William E. Noe               Vice President                  None

      304 River Oaks Road

      Brentwood, TN  37027



      Peter A. Nyhus               Vice President                  None

      3084 Wilds Ridge Court

      Prior Lake, MN  55372



      Eric P. Olson                Vice President                  None

      62 Park Drive

      Glenview, IL  60025



      Jeffrey A. Olson             Regional Vice President         None

      930 S. Cowley Street,
      #305

      Spokane, WA 99202



      Gary A. Peace                Regional Vice President         None

      291 Kaanapali Drive

      Napa, CA 94558



      Samuel W. Perry              Regional Vice President         None

      4730 East Indian School
      Road

      Suite 120

      Phoenix, AZ 85018



      David K. Petzke              Regional Vice President         None

      4016 Saint Lucia Street

      Boulder, CO 80301



      Fredric Phillips             Senior Vice President           None

      175 Highland Avenue,
      4th Floor

      Needham, MA  02494



B     Candance D. Pilgrim          Assistant Vice President        None



      Carl S. Platou               Vice President                  None

      7455 80th Place, S.E.

      Mercer Island, WA
      98040



L     John O. Post                 Senior Vice President           None



S     Richard P. Prior             Vice President                  None



      Steven J. Reitman            Senior Vice President           None

      212 The Lane

      Hinsdale, IL  60521



      Brian A. Roberts             Vice President                  None

      P.O. Box 388

      Glenville, NC  28736



      George S. Ross               Senior Vice President           None

      P.O. Box 376

      Southport, ME 04576



L     Julie D. Roth                Vice President                  None



L     James F. Rothenberg          Director                        Chairman of the Board



      Douglas F. Rowe              Vice President                  None

      414 Logan Ranch Road

      Georgetown, TX  78628



      Christopher S. Rowey         Vice President                  None

      10538 Cheviot Drive

      Los Angeles, CA  90064



      Dean B. Rydquist             Senior Vice President           None

      1080 Bay Pointe
      Crossing

      Alpharetta, GA  30005



      Richard R. Samson            Senior Vice President           None

      4604 Glencoe Avenue, #4

      Marina del Rey, CA
      90292



      Joseph D. Scarpitti          Vice President                  None

      31465 St. Andrews

      Westlake, OH  44145



      Shannon D. Schofield         Regional Vice President         None

      3078 Peachtree Drive,
      NE

      Atlanta, GA 30305



L     R. Michael Shanahan          Director                        None



      Brad W. Short                Regional Vice President         None

      1601 Seal Way

      Seal Beach, CA 90740



      David W. Short               Chairman of the Board and       None

      1000 RIDC Plaza, Suite       Co-Chief Executive Officer
      212

      Pittsburgh, PA 15238



      William P. Simon             Senior Vice President           None

      912 Castlehill Lane

      Devon, PA 19333



      Jerry L. Slater              Regional Vice President         None

      4152 42nd Avenue, NE

      Seattle, WA 98105



      Rodney G. Smith              Senior Vice President           None

      100 N. Central
      Expressway

      Suite 1214

      Richardson, TX  75080



S     Sherrie L. Snyder-Senft      Assistant Vice President        None



      Anthony L. Soave             Regional Vice President         None

      8831 Morning Mist Drive

      Clarkston, MI 48348



L     Therese L. Souiller          Assistant Vice President        None



      Nicholas D. Spadaccini       Vice President                  None

      855 Markley Woods Way

      Cincinnati, OH  45230



L     Kristen J. Spazafumo         Assistant Vice President        None



      Daniel S. Spradling          Senior Vice President           None

      181 Second Avenue

      Suite 228

      San Mateo, CA  94401



LW    Eric H. Stern                Director                        None



B     Max D. Stites                Vice President                  None



      Thomas A. Stout              Vice President                  None

      1004 Ditchley Road

      Virginia Beach, VA
      23451



      Craig R. Strauser            Vice President                  None

      3 Dover Way

      Lake Oswego, OR  97034



      Francis N. Strazzeri         Senior Vice President           None

      3021 Kensington Trace

      Tarpon Springs, FL
      34689



L     Drew W. Taylor               Assistant Vice President        None



      Gary J. Thoma                Regional Vice President         None

      604 Thelosen Drive

      Kimberly, WI 54136



L     James P. Toomey              Vice President                  None



I     Christopher E. Trede         Vice President                  None



      George F. Truesdail          Senior Vice President           None

      400 Abbotsford Court

      Charlotte, NC  28270



      Scott W. Ursin-Smith         Vice President                  None

      60 Reedland Woods Way

      Tiburon, CA  94920



      J. David Viale               Regional Vice President         None

      39 Old Course Drive

      Newport Beach, CA 92660



      Thomas E. Warren             Vice President                  None

      119 Faubel Street

      Sarasota, FL  34242



L     J. Kelly Webb                Senior Vice President,          None

                                   Treasurer and Controller



      Gregory J. Weimer            Vice President                  None

      206 Hardwood Drive

      Venetia, PA  15367



B     Timothy W. Weiss             Director                        None



      George J. Wenzel             Regional Vice President         None

      251 Barden Road

      Bloomfield, MI 48304



H     J. D. Wiedmaier              Assistant Vice President        None



SF    N. Dexter Williams           Senior Vice President           None



      Timothy J. Wilson            Vice President                  None

      113 Farmview Place

      Venetia, PA  15367



B     Laura L. Wimberly            Vice President                  None



H     Marshall D. Wingo            Director, Senior Vice           None
                                   President



L     Robert L. Winston            Director, Senior Vice           None
                                   President



      William R. Yost              Senior Vice President           None

      9320 Overlook Trail

      Eden Prairie, MN  55347



      Janet M. Young               Regional Vice President         None

      1616 Vermont

      Houston, TX  77006



      Jonathan A. Young            Regional Vice President         None

      329 Downing Drive

      Chesapeake, VA 23322



      Scott D. Zambon              Regional Vice President         None

      2887 Player Lane

      Tustin Ranch, CA  92782


__________

L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821.

  Registrant's records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 3500 Wiseman Boulevard, San Antonio, Texas 78251 and 5300 Robin Hood Road, Norfolk, VA 23513.

 Registrant's records covering portfolio transactions are maintained and kept by its custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101.

ITEM 29. MANAGEMENT SERVICES

 None

ITEM 30. UNDERTAKINGS

 n/a




                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 8/th/ day of March, 2001.

        THE GROWTH FUND OF AMERICA, INC.
        By /s/ James F. Rothenberg
        James F. Rothenberg, Chairman of the Board

 Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on March 7, 2001, by the following persons in the capacities indicated.

         Signature                                       Title

(1)      Principal Executive Officer:                    President and Director
          /s/ James E. Drasdo
         (James E. Drasdo)
(2)      Principal Financial Officer
         and Principal Accounting Officer:               Treasurer
          /s/ Sheryl F. Johnson
         (Sheryl F. Johnson)
(3)      Directors:
         Guilford C. Babcock*                            Director
          /s/ James E. Drasdo                            President and Director
         James E. Drasdo
         Robert A. Fox*                                  Director
         Roberta L. Hazard*                              Director
         Leonade D. Jones*                               Director
         John G. McDonald*                               Director
         Gail L. Neale*                                  Director
         Henry E. Riggs*                                 Director
          /s/ James F. Rothenberg                        Chairman of the Board
         James F. Rothenberg
         Patricia K. Woolf*                              Director


*By  /s/ Patrick F. Quan
 Patrick F. Quan, Attorney-in-Fact

 Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

  /s/ Kristine M. Nishiyama
  (Kristine M. Nishiyama)